UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report July 31, 2015

NSL
Nuveen Senior Income Fund

JFR
Nuveen Floating Rate Income Fund

JRO
Nuveen Floating Rate Income Opportunity Fund

JSD
Nuveen Short Duration Credit Opportunities Fund

JQC
Nuveen Credit Strategies Income Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee.

Effective September 30, 2015 (subsequent to the close of this reporting period), NSL, JFR, JRO, JSD and JQC will be able to invest up to 5% in iBOXX Loan Total Return Swaps. For NSL, JFR and JRO, investment in iBOXX Loan Total Return Swaps will not count for the purpose of meeting the minimum 80% loan tests until after November 30, 2015.

Here the team discusses the U.S. economic and equity market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

For the reporting period, assets across the credit risk spectrum posted positive returns as investor appetite for credit risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with volatility as oil price moves continued to drive large swings in market sentiment, especially within high yield bond markets. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke market uncertainty. Also contributing to the volatility among risk assets was a dovish Fed and overall fluid expectations by market participants surrounding the timing of rate hikes in the U.S.

At the top of the capital structure, loan markets as measured by the Credit Suisse Leverage Loan Index posted positive returns for the reporting period and outperformed high yield bonds. On the heels of persistent technical weakness toward the end of 2014 the loan market had rallied closer to par by the end of the reporting period as the pace of retail outflows materially slowed and institutional demand, predominantly collateralized loan obligation (CLO) issuance, remained strong. In addition, the overall light supply in new issuance for the first quarter helped drive prices higher on continued demand for loan assets. Default rates remain below historical levels.

Moving down the capital structure to the high yield corporate bond markets, the reporting period also finished on a positive note. Following an intense bout of volatility and risk aversion led by the energy sector at the end of 2014, the high yield markets rebounded nicely. While the market remained wary of when oil prices would find a floor and the subsequent effect of lower oil prices on the credit worthiness of many energy sector names, the perception that lower oil prices ultimately would benefit the consumer led to outperformance. Default rates remain below historical levels.

6	Nuveen Investments

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund’s assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality to below investment grade.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. Under normal market conditions the Fund maintains a portfolio with an average duration that does not exceed two years.

JQC invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company’s capital structure. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks. The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

How did the Funds perform during this twelve-month reporting period ended July 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2015. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the twelve-month reporting period ended July 31, 2015, NSL, JFR, JRO, JSD and JQC underperformed the Credit Suisse Leveraged Loan Index.

Across all five Funds, our top and bottom performing individual security positions and industry groups were similar. As a result, for NSL, JFR, JRO, JSD and JQC the hotels, restaurants & leisure, food & staples retailing and internet software & services industry groups contributed positively to absolute performance. However, these could not offset the Funds’ individual security positions in the oil, gas & consumable fuels and media industry groups, which contributed to the Funds’ underperformance. Overall, industry group and individual positions discussed were similarly weighted across all five Funds during the reporting period.

In the food & staples retailing industry, the loans of Albertson’s and US Foods benefited performance. In our opinion, this industry has historically been more defensive during periods of volatility. We believe these loans offer an attractive coupon relative to the rest of the industry and broad market. Both the industry and the companies performed well during the reporting period. We anticipate the loans will continue to be a core position in our portfolios in the near term. In addition, Drumm Investors LLC, (Golden Living), a health care facilities company, benefited performance as reimbursements stabilized and the company continued to perform. For JSD, our credit default swap position in Avon Products Inc. also contributed.

Specific holdings that detracted from performance included positions in Millennium Laboratories, Inc. Additionally, our energy holdings were key detractors for the reporting period. While we began reducing our exposure to the sector ahead of the steep decline in oil prices, we continued to maintain modest exposures that detracted from overall performance. Specifically, the loans of Fieldwood Energy, LLC and Drill Rigs Holdings Inc. weighed on performance during the reporting period. Also detracting from performance were the diversified media and entertainment company bonds of Clear Channel Communications, Inc. The loans and bonds were impacted as riskier assets experienced a sell-off during the second half of the reporting period.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

In addition, spreads widened during the reporting period, negatively impacting performance as the market experienced increased volatility. The biggest drivers of the volatility were overall risk aversion and global macro concerns such as Greece potentially exiting the European Union and a weakening Chinese economy. The overall impact of these events were negative on credit risk assets.

Despite overall risk aversion spreading into loan markets, in our view, loans continue to be a compelling investment opportunity given their duration profile and overall lower sensitivity to Treasury rate volatility. We continue to believe that in the face of rising volatility around geopolitical risks and the prospect for the Fed raising interest rates at the end of 2015, that loans are positioned to perform well relative to other asset classes. We also feel the market volatility experienced in the wake of the global macro related issues, as opposed to underlying deterioration of credits in the names we hold, will continue in the near term and presents our strategies with compelling new investment opportunities.

For JSD we also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. These contracts had a negligible effect on performance.

All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of “LIBOR + 400bp with a 100bp LIBOR floor.” In this example, the effective coupon is 5% (100bp + 400bp as long as LIBOR is less than or equal to 100bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

8	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings, Variable Rate Term Preferred (VRTP) Shares for NSL, JFR and JRO and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

The Funds also used interest rate swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings and or VRTP Shares. During the reporting period, NSL, JFR, JRO and JQC unwound their respective swap contracts. JSD began the reporting period with three swap contracts, one of which matured and another was unwound prior to the end of the reporting period. The swap contracts held by NSL, JFR, JRO and JQC had an overall negligible impact on Fund performance, while JSD’s swap contracts detracted from overall Fund performance.

As of July 31, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.14%	38.18%	38.21%	31.18%	37.30%
Regulatory Leverage*	38.14%	38.18%	38.21%	31.18%	32.25%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2015, the Funds outstanding bank borrowings are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Bank Borrowings	$112,500,000	$270,300,000	$188,800,000	$85,200,000	$640,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

Variable Rate Term Preferred Shares

In addition to bank borrowings, NSL, JFR, and JRO also issued VRTP Shares. As of July 31, 2015, the Funds’ outstanding VRTP Shares are as shown in the accompanying table.

	NSL	JFR	JRO
VRTP Shares, at liquidation value	$58,000,000	$139,000,000	$98,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VRTP Shares.

Nuveen Investments	9

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NSL	JFR	JRO	JSD	JQC
August 2014	$0.0350	$0.0600	$0.0630	$0.0970	$0.0435
September	0.0350	0.0600	0.0630	0.0970	0.0435
October	0.0350	0.0600	0.0630	0.0970	0.0435
November	0.0350	0.0600	0.0630	0.0970	0.0435
December	0.0350	0.0600	0.0630	0.0970	0.0435
January	0.0350	0.0600	0.0630	0.0970	0.0435
February	0.0350	0.0600	0.0630	0.0970	0.0485
March	0.0350	0.0600	0.0630	0.0970	0.0485
April	0.0350	0.0600	0.0630	0.0970	0.0485
May	0.0350	0.0600	0.0630	0.0970	0.0485
June	0.0350	0.0600	0.0630	0.0970	0.0500
July 2015	0.0350	0.0600	0.0630	0.0970	0.0500

Long-Term Capital Gain*	$—	$—	$—	$0.0376	$—

Current Distribution Rate**	6.62%	6.75%	6.99%	7.09%	6.98%
*	Distribution paid in December 2014.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2015, all of the Funds had positive UNII balances for tax purposes. JQC had a positive UNII balance while the remaining four Funds had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

COMMON SHARE REPURCHASES

During August 2015 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	0	147,593	19,400	0	4,500,400
Common shares authorized for repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,605,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased and retired	0	0	0	0	144,208
Weighted average price per common share repurchased and retired	$0	$0	$0	$0	$8.57
Weighted average discount per common share repurchased and retired	0%	0%	0%	0%	13.77%

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price or above the Fund’s net asset value (NAV) per common share. Under the equity shelf programs, the Funds were authorized to issue the following number of additional common shares:

	JSD	JQC
Additional common shares authorized	1,000,000	13,600,000

During the current reporting period, the Funds did not sell any common shares through their equity shelf programs.

As of November 30, 2014, the Funds’ shelf offering registration statement are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

OTHER COMMON SHARE INFORMATION

As of July 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$7.16	$12.01	$12.05	$18.63	$9.88
Common share price	$6.34	$10.67	$10.82	$16.41	$8.59
Premium/(Discount) to NAV	(11.45)%	(11.16)%	(10.21)%	(11.92)%	(13.06)%
12-month average premium/(discount) to NAV	(9.32)%	(9.13)%	(7.68)%	(9.83)%	(12.17)%

Nuveen Investments	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

12	Nuveen Investments

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

Nuveen Investments	13

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	0.96%	8.10%	6.00%
NSL at Common Share Price	(3.25)%	5.26%	4.43%
CSFB Leveraged Loan Index	2.29%	5.47%	4.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	136.5%
Common Stocks	1.6%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.3%
Corporate Bonds	18.4%
Repurchase Agreements	14.2%
Other Assets Less Liabilities	(9.3)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	161.7%
Borrowings	(40.7)%
VRTP Shares, at Liquidation Value	(21.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.6%
Clear Channel Communications, Inc.	3.0%
Endo Health Solutions, Inc.	2.5%
Valeant Pharmaceuticals International, Inc.	2.1%
Dell, Inc.	2.0%

Portfolio Composition

(% of total investments)

Media	11.0%
Pharmaceuticals	6.5%
Software	6.0%
Hotels, Restaurants & Leisure	5.3%
Health Care Equipment & Supplies	4.6%
Food & Staples Retailing	4.6%
Diversified Consumer Services	4.1%
Diversified Telecommunication Services	3.9%
Health Care Providers & Services	3.9%
Food Products	3.9%
Real Estate Investment Trust	3.0%
Commercial Services & Supplies	2.3%
Airlines	2.3%
Semiconductors & Semiconductor Equipment	2.3%
Insurance	2.1%
Wireless Telecommunication Services	2.0%
Technology Hardware, Storage & Peripherals	1.9%
Automobiles	1.6%
Communications Equipment	1.5%
Other	18.9%
Repurchase Agreements	8.3%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	7.4%
BB or Lower	89.5%
N/R (not rated)	3.1%
Total	100%

Nuveen Investments	15

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	1.15%	7.95%	5.67%
JFR at Common Share Price	(2.88)%	6.20%	5.18%
CSFB Leveraged Loan Index	2.29%	5.47%	4.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investor Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	128.1%
Common Stocks	1.4%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.2%
Corporate Bonds	16.7%
Asset-Backed Securities	6.2%
Investment Companies	1.7%
Repurchase Agreements	14.9%
Other Assets Less Liabilities	(7.4)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	161.8%
Borrowings	(40.8)%
VRTP Shares, at Liquidation Value	(21.0)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.2%
Clear Channel Communications, Inc.	2.7%
Endo Health Solutions, Inc.	2.1%
Valeant Pharmaceuticals International, Inc.	1.8%
Dell, Inc.	1.7%

Portfolio Composition

(% of total investments)

Media	11.2%
Software	5.7%
Pharmaceuticals	5.5%
Health Care Providers & Services	4.6%
Food & Staples Retailing	4.2%
Diversified Telecommunication Services	4.0%
Hotels, Restaurants & Leisure	4.0%
Diversified Consumer Services	3.8%
Health Care Equipment & Supplies	3.5%
Food Products	3.2%
Wireless Telecommunication Services	2.7%
Real Estate Investment Trust	2.6%
Commercial Services & Supplies	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Airlines	2.0%
Insurance	1.9%
Automobiles	1.8%
Technology Hardware, Storage & Peripherals	1.6%
Oil, Gas & Consumable Fuels	1.4%
Other	18.3%
Asset-Backed Securities	3.7%
Investment Companies	1.0%
Repurchase Agreements	8.8%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	6.9%
BB or Lower	90.0%
N/R (not rated)	3.1%
Total	100%

Nuveen Investments	17

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	1.03%	8.82%	6.37%
JRO at Common Share Price	(6.74)%	6.09%	6.15%
CSFB Leveraged Loan Index	2.29%	5.47%	4.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	129.4%
Common Stocks	1.6%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.3%
Corporate Bonds	18.9%
Asset-Backed Securities	5.9%
Repurchase Agreements	13.3%
Other Assets Less Liabilities	(7.6)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Value	161.8%
Borrowings	(40.7)%
VRTP Shares, Liquidation Value	(21.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Clear Channel Communications, Inc.	3.3%
Albertson’s LLC	3.0%
Valeant Pharmaceuticals International, Inc.	2.0%
Endo Health Solutions, Inc.	2.0%
US Foods, Inc.	2.0%

Portfolio Composition

(% of total investments)

Media	12.3%
Software	6.2%
Pharmaceuticals	5.6%
Diversified Consumer Services	4.4%
Diversified Telecommunication Services	4.3%
Hotels, Restaurants & Leisure	4.0%
Food & Staples Retailing	4.0%
Health Care Providers & Services	3.9%
Food Products	3.5%
Health Care Equipment & Supplies	3.5%
Real Estate Investment Trust	2.7%
Commercial Services & Supplies	2.5%
Wireless Telecommunication Services	2.3%
Semiconductors & Semiconductor Equipment	2.2%
Automobiles	2.2%
Airlines	2.1%
Insurance	1.9%
Technology Hardware, Storage & Peripherals	1.6%
Other	19.4%
Asset-Backed Securities	3.5%
Repurchase Agreements	7.9%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	7.3%
BB or Lower	91.1%
N/R (not rated)	1.6%
Total	100%

Nuveen Investments	19

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	Since Inception
JSD at Common Share NAV	1.87%	7.12%
JSD at Common Share Price	(3.27)%	3.14%
CSFB Leveraged Loan Index	2.29%	4.53%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	123.0%
Common Stocks	0.6%
Corporate Bonds	17.6%
Repurchase Agreements	8.4%
Other Assets Less Liabilities	(4.3)%
Net Assets Plus Borrowings	145.3%
Borrowings	(45.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

Albertson’s LLC	4.3%
Valeant Pharmaceuticals International, Inc.	3.1%
Clear Channel Communications, Inc.	3.0%
Communications Sales & Leasing, Inc.	2.3%
Delta Air Lines, Inc.	2.3%

Portfolio Composition

(% of total investments)1

Media	9.0%
Software	6.9%
Pharmaceuticals	5.9%
Food & Staples Retailing	5.4%
Health Care Providers & Services	5.0%
Health Care Equipment & Supplies	5.0%
Hotels, Restaurants & Leisure	4.4%
Diversified Telecommunication Services	4.3%
Real Estate Investment Trust	3.8%
Diversified Consumer Services	3.6%
Airlines	3.5%
Food Products	2.7%
Commercial Services & Supplies	2.6%
Wireless Telecommunication Services	2.6%
Internet Software & Services	2.2%
Oil, Gas & Consumable Fuels	2.0%
Leisure Products	2.0%
Communications Equipment	1.9%
Technology Hardware, Storage & Peripherals	1.8%
Other	19.8%
Repurchase Agreements	5.6%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	8.1%
BB or Lower	91.1%
N/R (not rated)	0.8%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	1.82%	8.57%	4.11%
JQC at Common Share Price	1.02%	8.95%	4.50%
CSFB Leveraged Loan Index	2.29%	5.47%	4.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	114.9%
Common Stocks	6.6%
Exchange-Traded Funds	0.8%
Convertible Preferred Securities	0.4%
Corporate Bonds	31.8%
Repurchase Agreements	5.4%
Other Assets Less Liabilities	(0.4)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	159.5%
Borrowings	(47.6)%
Reverse Repurchase Agreements	(11.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

First Data Corporation	2.4%
Albertson’s LLC	2.0%
US Foods, Inc.	2.0%
Sprint Corporation	2.0%
Communications Sales & Leasing, Inc.	2.0%

Portfolio Composition

(% of total investments)

Software	10.2%
Media	9.5%
Hotels, Restaurants & Leisure	5.7%
Diversified Telecommunication Services	5.4%
Pharmaceuticals	5.1%
Health Care Equipment & Supplies	4.5%
Real Estate Investment Trust	4.3%
Chemicals	3.8%
Semiconductors & Semiconductor Equipment	3.8%
Health Care Providers & Services	3.7%
Wireless Telecommunication Services	3.4%
Food & Staples Retailing	3.4%
Specialty Retail	3.2%
Diversified Consumer Services	3.2%
Communications Equipment	2.6%
Food Products	2.5%
Consumer Finance	2.3%
Other	20.0%
Repurchase Agreements	3.4%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	6.9%
BB or Lower	92.8%
N/R (not rated)	0.3%
Total	100%

Nuveen Investments	23

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for NSL, JFR, JRO, JSD and JQC; at this meeting the shareholders were asked to elect Board Members.

	NSL		JFR		JRO		JSD	JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	33,683,317	—	48,580,529	—	32,734,715	—	8,898,657	—
Withhold	599,202	—	817,190	—	1,061,675	—	133,328	—
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	—
Jack B. Evans
For	33,714,801	—	48,595,769	—	32,727,078	—	8,938,309	110,900,089
Withhold	567,718	—	801,950	—	1,069,312	—	93,676	6,584,067
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	117,484,156
William C. Hunter
For	—	580	—	1,390	—	980	—	—
Withhold	—	—	—	—	—	—	—	—
Total	—	580	—	1,390	—	980	—	—
David J. Kundert
For	33,698,308	—	48,579,068	—	32,699,606	—	8,916,924	—
Withhold	584,211	—	818,651	—	1,096,784	—	115,061	—
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	—
John K. Nelson
For	33,725,408	—	48,591,638	—	32,794,054	—	8,917,730	—
Withhold	557,111	—	806,081	—	1,002,336	—	114,255	—
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	—
William J. Schneider
For	—	580	—	1,390	—	980	8,930,019	110,897,345
Withhold	—	—	—	—	—	—	101,966	6,586,811
Total	—	580	—	1,390	—	980	9,031,985	117,484,156
Thomas S. Schreier, Jr.
For	33,673,216	—	48,521,481	—	32,749,286	—	8,917,230	110,919,928
Withhold	609,303	—	876,238	—	1,047,104	—	114,755	6,564,228
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	117,484,156
Terence J. Toth
For	33,711,949	—	48,583,194	—	32,801,199	—	8,885,955	—
Withhold	570,570	—	814,525	—	995,191	—	146,030	—
Total	34,282,519	—	49,397,719	—	33,796,390	—	9,031,985	—

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Credit Strategies Income Fund (the “Funds”) as of July 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose reports dated September 25, 2014, expressed unqualified opinions on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2015

Nuveen Investments	25

NSL

Nuveen Senior Income Fund
Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 156.8% (91.7% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 136.5% (79.8% of Total Investments) (4)

	Aerospace & Defense – 2.5% (1.4% of Total Investments)

$1,829	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,848,322
3,369	Sequa Corporation, Term Loan B, (DD1)	5.250%	6/19/17	B3	2,990,149
1,995	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	1,988,115
7,193	Total Aerospace & Defense				6,826,586

	Airlines – 3.9% (2.3% of Total Investments)

1,466	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	1,461,350
2,000	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	2,001,876
3,895	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	3,895,708
975	Delta Air Lines, Inc., Term Loan B2	2.438%	4/18/16	BBB	975,261
2,450	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,450,218
10,786	Total Airlines				10,784,413

	Automobiles – 2.8% (1.6% of Total Investments)

3,456	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	3,459,274
3,341	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	3,341,257
1,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,000,938
7,797	Total Automobiles				7,801,469

	Building Products – 1.1% (0.6% of Total Investments)

1,588	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,583,906
1,418	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,420,456
3,006	Total Building Products				3,004,362

	Capital Markets – 0.5% (0.3% of Total Investments)

1,474	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,482,270

	Chemicals – 2.0% (1.2% of Total Investments)

1,542	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,542,876
335	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	336,118
1,595	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	1,615,405
975	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	975,061
1,164	Univar, Inc., Term Loan B, First Lien	4.250%	6/24/22	BB–	1,168,031
5,611	Total Chemicals				5,637,491

	Commercial Services & Supplies – 3.6% (2.1% of Total Investments)

709	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	710,798
1,988	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,794,868
130	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	88,547
224	Education Management LLC, Tranche B, Term Loan, (5)	2.000%	7/02/20	N/R	129,161
2,295	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,077,284
250	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	228,333
5,898	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	2,477,125
1,500	Protection One, Inc., Term Loan, First Lien	5.000%	6/18/21	B1	1,507,500
66	Universal Services of America, Delayed Draw, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	65,662
934	Universal Services of America, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	931,213
13,994	Total Commercial Services & Supplies				10,010,491

	Communications Equipment – 1.8% (1.1% of Total Investments)

2,663	Avaya, Inc., Term Loan B3	4.691%	10/26/17	B1	2,646,523
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	324,211
1,083	Commscope, Inc., Term Loan B, First Lien	3.750%	5/28/22	BB	1,088,298
998	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	1,011,571
5,070	Total Communications Equipment				5,070,603

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Consumer Finance – 2.2% (1.3% of Total Investments)

$1,500	First Data Corporation, Term Loan B	3.937%	6/24/22	BB–	$1,500,938
1,000	First Data Corporation, Second New Dollar, Term Loan	3.687%	3/24/17	BB–	999,922
3,500	First Data Corporation, Term Loan	3.687%	3/23/18	BB	3,495,898
6,000	Total Consumer Finance				5,996,758

	Containers & Packaging – 0.5% (0.3% of Total Investments)

1,287	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,296,049

	Diversified Consumer Services – 6.5% (3.8% of Total Investments)

1,000	AlixPartners LLP, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	1,004,250
4,839	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	4,867,660
2,902	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,914,408
3,712	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	3,723,939
1,500	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	1,499,063
568	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	532,463
1,756	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	1,762,327
1,822	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,828,724
18,099	Total Diversified Consumer Services				18,132,834

	Diversified Financial Services – 0.7% (0.4% of Total Investments)

1,000	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,000,625
995	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	999,198
1,995	Total Diversified Financial Services				1,999,823

	Diversified Telecommunication Services – 4.7% (2.8% of Total Investments)

858	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	858,238
974	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB	971,248
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB+	1,671,528
990	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	993,918
500	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	505,250
3,118	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	3,126,192
1,849	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	1,843,389
1,191	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	1,187,915
1,960	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	1,953,696
13,107	Total Diversified Telecommunication Services				13,111,374

	Electronic Equipment, Instruments & Components – 1.2% (0.7% of Total Investments)

1,540	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,493,401
1,778	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,765,925
3,318	Total Electronic Equipment, Instruments & Components				3,259,326

	Energy Equipment & Services – 1.4% (0.8% of Total Investments)

2,519	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,970,477
347	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	323,682
1,442	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	CCC	888,665
739	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	596,300
5,047	Total Energy Equipment & Services				3,779,124

	Food & Staples Retailing – 7.8% (4.6% of Total Investments)

2,474	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	2,487,757
12,968	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	13,037,499
2,357	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,364,173
2,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,018,750
750	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	752,696
972	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	977,085
21,521	Total Food & Staples Retailing				21,637,960

	Food Products – 6.6% (3.9% of Total Investments)

990	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	991,510
4,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	4,000,000

Nuveen Investments	27

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food Products (continued)

$2,175	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	$2,173,236
7,985	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	8,020,339
3,230	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B3	3,161,362
18,380	Total Food Products				18,346,447

	Health Care Equipment & Supplies – 4.4% (2.5% of Total Investments)

583	Ardent Medical Services, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	586,328
1,280	Ardent Medical Services, Inc., Term Loan, First Lien	7.500%	7/02/18	B+	1,284,074
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.750%	1/02/19	CCC+	722,321
992	CareCore National LLC, Term Loan	5.500%	3/05/21	B	987,500
973	ConvaTec Healthcare, Term Loan B	4.250%	6/09/20	Ba2	971,629
2,106	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	2,118,963
3,393	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,401,441
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	969,968
1,000	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	1,007,500
12,014	Total Health Care Equipment & Supplies				12,049,724

	Health Care Providers & Services – 4.6% (2.7% of Total Investments)

6	Community Health Systems, Inc., Term Loan F	3.534%	12/31/18	BB	5,702
527	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	528,661
1,054	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,059,831
2,302	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,310,138
3,506	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	3,552,506
578	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	592,180
995	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	996,219
1,721	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,726,756
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	505,000
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	851,056
596	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	597,484
12,653	Total Health Care Providers & Services				12,725,533

	Health Care Technology – 0.5% (0.3% of Total Investments)

1,329	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	1,335,916

	Hotels, Restaurants & Leisure – 7.9% (4.6% of Total Investments)

3,571	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	3,583,085
3,359	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	3,374,737
2,955	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,966,721
537	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	545,877
1,663	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	1,679,747
1,500	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,499,688
1,463	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	1,459,910
1,992	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	2,003,452
1,970	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	1,980,534
912	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	887,587
1,818	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,824,014
21,740	Total Hotels, Restaurants & Leisure				21,805,352

	Household Durables – 0.2% (0.1% of Total Investments)

443	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	444,337

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

1,375	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,325,151

	Insurance – 3.5% (2.1% of Total Investments)

1,726	Alliant Holdings I LLC, Incremental Term Loan	5.000%	12/23/19	B+	1,728,730
2,340	Alliant Holdings I LLC, Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B2	2,342,886
2,704	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	2,695,631
2,930	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	2,934,582
9,700	Total Insurance				9,701,829

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Internet & Catalog Retail – 1.1% (0.6% of Total Investments)

$2,985	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	$2,999,615

	Internet Software & Services – 1.7% (1.0% of Total Investments)

491	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	493,952
116	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	116,232
731	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	734,830
3,325	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	3,336,431
4,663	Total Internet Software & Services				4,681,445

	IT Services – 1.1% (0.6% of Total Investments)

2,082	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	2,081,237
285	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	286,308
553	Zayo Group LLC, Term Loan B	3.216%	5/06/21	Ba2	551,820
2,920	Total IT Services				2,919,365

	Leisure Products – 2.3% (1.3% of Total Investments)

1,506	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,451,329
2,500	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,512,110
688	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	690,668
1,173	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,184,845
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	502,500
6,367	Total Leisure Products				6,341,452

	Machinery – 0.8% (0.5% of Total Investments)

1,709	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	1,720,920
498	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	498,980
2,207	Total Machinery				2,219,900

	Media – 14.1% (8.3% of Total Investments)

3,500	Cequel Communications LLC, Extended Term Loan, (WI/DD)	TBD	TBD	N/R	3,489,790
1,290	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	1,290,250
950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	945,844
639	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	576,511
1,485	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,277,100
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	733,333
3,000	Charter Communications Operating Holdings LLC, Term Loan I, (WI/DD)	TBD	TBD	N/R	3,009,912
2,111	Clear Channel Communications, Inc. Term Loan E	7.690%	7/30/19	CCC+	1,969,912
6,705	Cumulus Media, Inc., Term Loan B, (DD1)	4.250%	12/23/20	B+	6,202,331
1,257	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,260,547
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	446,680
990	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	992,970
2,228	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	2,238,916
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/13/22	BB–	754,688
1,673	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	1,682,567
973	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB+	975,337
1,600	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	1,607,088
1,385	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	1,390,350
1,654	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	1,662,209
3,821	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,823,294
1,013	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	CCC+	951,766
1,304	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,293,546
263	Yell Group PLC, Term Loan A2	5.281%	3/01/19	N/R	505,591
21	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	N/R	—
756	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	N/R	—
40,813	Total Media				39,080,532

	Multiline Retail – 2.4% (1.4% of Total Investments)

998	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	1,001,241
2,645	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	2,655,469
830	Dollar Tree, Inc., Term Loan B2	4.250%	3/09/22	BB+	832,594
2,228	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,231,677
6,701	Total Multiline Retail				6,720,981

Nuveen Investments	29

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 2.3% (1.3% of Total Investments)

$562	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	$563,015
351	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	344,663
2,718	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	2,254,356
916	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	506,565
1,402	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	1,085,634
1,851	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	1,391,534
184	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	176,486
7,984	Total Oil, Gas & Consumable Fuels				6,322,253

	Pharmaceuticals – 9.5% (5.5% of Total Investments)

8,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	8,015,000
3,000	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	3,017,577
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	12,500
95	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	95,707
963	Grifols, Inc., Term Loan	3.190%	2/27/21	Ba1	967,365
1,776	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,777,099
308	Par Pharmaceutical Companies, Inc., Term Loan B3	4.250%	9/30/19	B1	307,851
990	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	987,967
2,799	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,803,405
2,322	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B+	2,333,601
1,412	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	1,409,954
1,318	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	1,321,438
3,092	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	BB+	3,110,346
28,075	Total Pharmaceuticals				26,159,810

	Professional Services – 0.3% (0.2% of Total Investments)

774	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	771,511

	Real Estate Investment Trust – 4.8% (2.8% of Total Investments)

8,100	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	7,907,625
2,444	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	2,448,980
572	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	570,342
2,431	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,331,366
13,547	Total Real Estate Investment Trust				13,258,313

	Real Estate Management & Development – 1.4% (0.8% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,894,797
1,855	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,865,779
3,716	Total Real Estate Management & Development				3,760,576

	Road & Rail – 0.4% (0.2% of Total Investments)

1,000	Quality Distribution Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B1	990,000

	Semiconductors & Semiconductor Equipment – 3.3% (1.9% of Total Investments)

3,208	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	3,216,607
3,433	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	BB–	3,446,349
1,474	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	BB–	1,483,514
969	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	968,541
9,084	Total Semiconductors & Semiconductor Equipment				9,115,011

	Software – 9.8% (5.7% of Total Investments)

1,179	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,181,341
2,091	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	1,916,426
2,694	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	2,635,533
1,002	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	1,005,005
1,045	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	1,044,411
5,961	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, (DD1)	3.750%	6/03/20	Ba3	5,931,629
1,000	Informatica Corp., Term Loan B, (WI/DD)	TBD	TBD	B	1,001,979
792	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	796,251
1,316	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,318,169

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$3,404	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	$3,417,652
2,448	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	2,471,129
404	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	407,329
872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	874,137
946	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	948,655
2,111	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,139,313
27,265	Total Software				27,088,959

	Specialty Retail – 2.0% (1.2% of Total Investments)

1,568	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,552,775
1,347	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	1,353,435
337	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	341,639
2,200	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	2,203,355
5,452	Total Specialty Retail				5,451,204

	Technology Hardware, Storage & Peripherals – 3.2% (1.9% of Total Investments)

8,865	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	8,873,287

	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)

1,976	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,990,475

	Trading Companies & Distributors – 1.8% (1.1% of Total Investments)

4,277	HD Supply, Inc., Term Loan	4.000%	6/28/18	BB–	4,289,084
833	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	826,796
5,110	Total Trading Companies & Distributors				5,115,880

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

67	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	61,576
387	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	357,141
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	342,946
534	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	492,608
1,359	Total Transportation Infrastructure				1,254,271

	Wireless Telecommunication Services – 1.7% (1.0% of Total Investments)

869	Asurion LLC, Term Loan B4, First Lien, (WI/DD)	TBD	TBD	B	869,482
869	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	872,984
2,974	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	3,014,052
4,712	Total Wireless Telecommunication Services				4,756,518
$388,514	Total Variable Rate Senior Loan Interests (cost $384,956,571)				377,436,580

Shares	Description (1)				Value

	COMMON STOCKS – 1.6% (0.9% of Total Investments)

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

53,514	Cengage Learning Holdings II LP, (6), (7)				$1,418,121
1,561,859	Education Management Corporation, (6), (7)				15,619
	Total Diversified Consumer Services				1,433,740

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

40,968	BLB Worldwide Holdings Inc., (6), (7)				1,433,880

	Media – 0.5% (0.3% of Total Investments)

3,479	Cumulus Media, Inc., (6)				5,740
6,268	Metro-Goldwyn-Mayer, (6), (7)				491,255
18,422	Tribune Media Company				930,127
14,825	Tribune Media Company, (8)				—
4,605	Tribune Publishing Company				68,568
	Total Media				1,495,690

Nuveen Investments	31

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)				Value

	Professional Services – 0.1% (0.0% of Total Investments)

47,152	Vertrue, Inc., (6), (7)				$117,880

	Software – 0.0% (0.0% of Total Investments)

291,294	Eagle Topco LP, (6), (8)				—
	Total Common Stocks (cost $3,775,587)				4,481,190

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

1,738	Education Management Corporation	7.500%		N/R	$43,450
	Total $25 Par (or similar) Retail Preferred (cost $4,219)				43,450

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)

	Communications Equipment – 0.3% (0.2% of Total Investments)

$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$745,875
$850	Total Convertible Bonds (cost $710,500)				745,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 18.4% (10.8% of Total Investments)

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$900,000

	Communications Equipment – 0.4% (0.3% of Total Investments)

1,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,218,750

	Consumer Finance – 0.2% (0.1% of Total Investments)

402	First Data Corporation, 144A	7.375%	6/15/19	BB	419,326

	Containers & Packaging – 0.3% (0.2% of Total Investments)

776	Reynolds Group	9.875%	8/15/19	CCC+	816,255

	Diversified Telecommunication Services – 2.0% (1.2% of Total Investments)

750	Frontier Communications Corporation	6.875%	1/15/25	BB	638,438
300	IntelSat Limited	6.750%	6/01/18	CCC+	280,500
3,050	IntelSat Limited	7.750%	6/01/21	CCC+	2,424,750
2,650	IntelSat Limited	8.125%	6/01/23	CCC+	2,106,750
6,750	Total Diversified Telecommunication Services				5,450,438

	Health Care Equipment & Supplies – 3.6% (2.1% of Total Investments)

2,025	Kinetic Concepts	10.500%	11/01/18	B–	2,154,094
1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,072,500
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,806,250
1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,234,068
1,560	THC Escrow Corporation II, 144A	6.750%	6/15/23	B3	1,630,200
9,185	Total Health Care Equipment & Supplies				9,897,112

	Health Care Providers & Services – 2.1% (1.2% of Total Investments)

1,500	Community Health Systems, Inc.	5.125%	8/01/21	BB	1,556,250
2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,568,000
600	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	624,750
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,045,000
5,500	Total Health Care Providers & Services				5,794,000

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

$275	Scientific Games Corporation	8.125%	9/15/18	B–	$265,375
1,550	Scientific Games International Inc.	10.000%	12/01/22	B	1,505,438
1,825	Total Hotels, Restaurants & Leisure				1,770,813

	Media – 4.2% (2.4% of Total Investments)

100	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	100,295
1,524	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,219,200
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	2,760,710
6,340	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	4,192,490
3,050	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,760,250
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	553,750
14,386	Total Media				11,586,695

	Pharmaceuticals – 1.6% (0.9% of Total Investments)

750	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	787,969
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,077,500
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	527,500
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,085,000
4,250	Total Pharmaceuticals				4,477,969

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

750	iStar Financial Inc.	4.000%	11/01/17	B+	736,875

	Semiconductors & Semiconductor Equipment – 0.6% (0.3% of Total Investments)

1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	723,608
1,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	828,000
2,275	Total Semiconductors & Semiconductor Equipment				1,551,608

	Software – 0.5% (0.3% of Total Investments)

1,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	990,850
700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	434,000
2,030	Total Software				1,424,850

	Wireless Telecommunication Services – 1.7% (1.0% of Total Investments)

500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	525,000
500	Sprint Corporation	7.875%	9/15/23	B+	479,375
2,000	Sprint Corporation	7.125%	6/15/24	B+	1,830,000
1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,833,125
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	79,500
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	80,250
4,900	Total Wireless Telecommunication Services				4,827,250
$55,429	Total Corporate Bonds (cost $54,843,363)				50,871,941
	Total Long-Term Investments (cost $444,290,240)				433,579,036

Nuveen Investments	33

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 14.2% (8.3% of Total Investments)

	REPURCHASE AGREEMENTS – 14.2% (8.3% of Total Investments)

$39,279	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $39,279,324, collateralized by $40,065,000 U.S. Treasury Notes, 2.000%, due 7/31/22, value $40,065,000	0.000%	8/03/15	$39,279,324
	Total Short-Term Investments (cost $39,279,324)			39,279,324
	Total Investments (cost $483,569,564) – 171.0%			472,858,360
	Borrowings – (40.7)% (9), (10)			(112,500,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (21.0)% (11)			(58,000,000)
	Other Assets Less Liabilities – (9.3)%			(25,828,139)
	Net Assets Applicable to Common Shares – 100%			$276,530,221

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 23.8%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.3%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

34	Nuveen Investments

JFR

Nuveen Floating Rate Income Fund
Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 154.3% (91.2% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 128.1% (75.7% of Total Investments) (4)

	Aerospace & Defense – 1.8% (1.1% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,312,751
5,532	Sequa Corporation, Term Loan B, (DD1)	5.250%	6/19/17	B3	4,909,624
2,993	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	2,982,173
12,794	Total Aerospace & Defense				12,204,548

	Airlines – 3.4% (2.0% of Total Investments)

3,431	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	3,419,683
3,000	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	3,002,814
9,745	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	9,746,621
1,950	Delta Air Lines, Inc., Term Loan B2	2.438%	4/18/16	BBB	1,950,523
4,410	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,410,392
22,536	Total Airlines				22,530,033

	Automobiles – 3.0% (1.8% of Total Investments)

9,875	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,883,641
7,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	7,796,265
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	2,001,876
19,670	Total Automobiles				19,681,782

	Building Products – 0.7% (0.4% of Total Investments)

2,779	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	2,771,836
2,115	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,118,787
4,894	Total Building Products				4,890,623

	Capital Markets – 0.9% (0.5% of Total Investments)

2,808	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,816,931
2,948	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,964,539
5,756	Total Capital Markets				5,781,470

	Chemicals – 1.8% (1.0% of Total Investments)

2,748	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,749,941
597	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	599,080
2,319	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	2,348,569
2,438	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	2,437,654
3,507	Univar, Inc., Term Loan B, First Lien	4.250%	6/24/22	BB–	3,517,932
11,609	Total Chemicals				11,653,176

	Commercial Services & Supplies – 3.8% (2.3% of Total Investments)

2,127	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	2,132,395
956	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	953,297
4,472	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	4,038,452
824	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	559,821
1,415	Education Management LLC, Tranche B, Term Loan, (5)	2.000%	7/02/20	N/R	816,596
4,591	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,154,568
500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	456,667
11,380	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	4,779,692
3,875	Protection One, Inc., Term Loan, First Lien	5.000%	6/18/21	B1	3,894,375
132	Universal Services of America, Delayed Draw, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	131,325
107	Universal Services of America, Delayed Draw, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	106,674
1,868	Universal Services of America, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	1,862,425
1,643	Universal Services of America, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	1,635,670
33,890	Total Commercial Services & Supplies				25,521,957

Nuveen Investments	35

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 1.7% (1.0% of Total Investments)

$5,224	Avaya, Inc., Term Loan B3	4.691%	10/26/17	B1	$5,190,722
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,054,872
1,896	Commscope, Inc., Term Loan B, First Lien	3.750%	5/28/22	BB	1,904,522
2,993	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	3,034,715
11,173	Total Communications Equipment				11,184,831

	Consumer Finance – 1.8% (1.1% of Total Investments)

2,500	First Data Corporation, Term Loan B	3.937%	6/24/22	BB–	2,501,562
2,000	First Data Corporation, Second New Dollar, Term Loan	3.687%	3/24/17	BB–	1,999,844
7,750	First Data Corporation, Term Loan	3.687%	3/23/18	BB	7,740,917
12,250	Total Consumer Finance				12,242,323

	Containers & Packaging – 1.1% (0.6% of Total Investments)

4,330	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	4,360,929
2,827	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	2,845,928
7,157	Total Containers & Packaging				7,206,857

	Diversified Consumer Services – 6.1% (3.6% of Total Investments)

1,750	AlixPartners LLP, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	1,757,438
7,953	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	8,000,320
453	Harland Clarke Holdings Corporation, Extended Term Loan	5.532%	6/30/17	B+	454,144
3,304	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	3,318,174
1,444	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,448,487
9,923	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	9,954,739
3,000	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,998,125
1,144	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,071,754
3,512	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	3,524,654
7,811	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	7,840,168
40,294	Total Diversified Consumer Services				40,368,003

	Diversified Financial Services – 0.7% (0.4% of Total Investments)

1,500	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,500,938
1,990	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	1,998,396
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/15/22	CCC+	1,004,750
4,490	Total Diversified Financial Services				4,504,084

	Diversified Telecommunication Services – 5.2% (3.1% of Total Investments)

1,716	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,716,476
395	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	391,947
2,435	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB	2,428,121
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB+	3,677,362
1,980	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,987,837
1,250	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	1,263,125
10,854	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	10,882,001
4,437	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	4,424,134
2,860	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,850,996
4,703	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	4,688,870
34,297	Total Diversified Telecommunication Services				34,310,869

	Electronic Equipment, Instruments & Components – 1.1% (0.6% of Total Investments)

4,175	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	4,049,766
3,111	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	3,090,369
7,286	Total Electronic Equipment, Instruments & Components				7,140,135

	Energy Equipment & Services – 1.1% (0.6% of Total Investments)

5,240	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	4,099,282
656	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	611,400
2,077	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	CCC	1,279,968
1,231	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	992,835
9,204	Total Energy Equipment & Services				6,983,485

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing – 7.1% (4.2% of Total Investments)

$4,948	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	$4,975,514
27,930	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	28,080,764
3,237	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,246,428
4,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	4,037,500
739	Del Monte Foods Company, Term Loan, First Lien	4.258%	2/18/21	B	718,434
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB	1,517,812
1,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	1,681,020
3,114	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	3,130,542
47,143	Total Food & Staples Retailing				47,388,014

	Food Products – 5.3% (3.2% of Total Investments)

1,980	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,983,020
7,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	7,000,000
4,778	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	4,774,137
16,835	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	16,910,498
4,845	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B3	4,742,044
35,438	Total Food Products				35,409,699

	Health Care Equipment & Supplies – 3.4% (2.0% of Total Investments)

583	Ardent Medical Services, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	586,328
1,280	Ardent Medical Services, Inc., Term Loan, First Lien	7.500%	7/02/18	B+	1,284,074
1,985	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,975,000
2,432	ConvaTec Healthcare, Term Loan B	4.250%	6/09/20	Ba2	2,429,072
6,772	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	6,812,622
5,089	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	5,102,161
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,546,167
2,000	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	2,015,000
22,694	Total Health Care Equipment & Supplies				22,750,424

	Health Care Providers & Services – 5.8% (3.4% of Total Investments)

1,990	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	2,008,656
1,739	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,744,367
3,478	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	3,497,014
3,625	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	3,638,014
12,541	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	12,708,429
1,444	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	1,480,452
1,302	HCA, Inc., Tranche B5, Term Loan	2.940%	3/31/17	BBB–	1,304,872
2,487	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	2,490,548
3,672	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	3,683,104
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	2,020,000
1,737	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	1,702,112
2,382	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	2,389,935
38,397	Total Health Care Providers & Services				38,667,503

	Health Care Technology – 0.8% (0.5% of Total Investments)

5,141	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	5,167,195

	Hotels, Restaurants & Leisure – 6.1% (3.6% of Total Investments)

7,856	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	7,882,787
3,116	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	3,130,221
5,228	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	5,248,814
586	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	595,502
2,772	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	2,799,577
2,250	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,249,532
2,925	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	2,919,820
4,481	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	4,505,887
3,940	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	3,961,067
3,282	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	3,195,894
3,635	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	3,648,029
40,071	Total Hotels, Restaurants & Leisure				40,137,130

Nuveen Investments	37

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Household Durables – 0.6% (0.4% of Total Investments)

$2,435	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	$2,443,855
1,655	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	1,661,467
4,090	Total Household Durables				4,105,322

	Industrial Conglomerates – 0.3% (0.2% of Total Investments)

2,291	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,208,585

	Insurance – 3.2% (1.9% of Total Investments)

3,940	Alliant Holdings I LLC, Incremental Term Loan	5.000%	12/23/19	B+	3,945,432
5,340	Alliant Holdings I LLC, Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B2	5,347,104
5,900	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	5,882,269
6,112	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	6,120,686
21,292	Total Insurance				21,295,491

	Internet & Catalog Retail – 1.3% (0.8% of Total Investments)

8,460	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	8,501,414

	Internet Software & Services – 1.9% (1.1% of Total Investments)

737	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	740,928
290	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	290,581
3,413	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	3,429,208
7,897	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	7,924,024
12,337	Total Internet Software & Services				12,384,741

	IT Services – 0.8% (0.5% of Total Investments)

3,794	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,792,608
570	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	572,616
1,224	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	1,222,115
5,588	Total IT Services				5,587,339

	Leisure Products – 2.1% (1.2% of Total Investments)

3,765	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	3,628,324
4,500	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	4,521,798
1,594	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	1,599,004
3,177	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	3,208,955
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,005,000
14,036	Total Leisure Products				13,963,081

	Machinery – 0.6% (0.4% of Total Investments)

2,279	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	2,294,452
1,832	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,835,806
4,111	Total Machinery				4,130,258

	Media – 13.5% (8.0% of Total Investments)

7,500	Cequel Communications LLC, Extended Term Loan, (WI/DD)	TBD	TBD	N/R	7,478,122
3,126	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	3,126,375
2,200	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,190,375
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	1,572,981
1,980	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,702,800
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,466,666
5,000	Charter Communications Operating Holdings LLC, Term Loan I, (WI/DD)	TBD	TBD	N/R	5,016,520
1,038	Clear Channel Communications, Inc., Tranche D, Term Loan	6.940%	1/30/19	CCC+	955,408
2,718	Clear Channel Communications, Inc. Term Loan E	7.690%	7/30/19	CCC+	2,535,754
13,537	Cumulus Media, Inc., Term Loan B, (DD1)	4.250%	12/23/20	B+	12,521,282
3,772	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	3,781,642
643	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	644,094
890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	893,361
2,970	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	2,978,910
3,713	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,731,527
1,500	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/13/22	BB–	1,509,375

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$3,346	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	$3,365,132
1,945	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB+	1,950,674
3,201	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,214,176
2,769	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	2,780,701
3,308	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	3,324,418
17,575	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,587,152
673	Virgin Media Investment Holdings, Term Loan F, First Lien	3.500%	6/30/23	BB–	671,954
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	CCC+	1,427,649
1,999	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,982,317
670	Yell Group PLC, Term Loan A2	5.281%	3/01/19	N/R	1,287,237
55	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	N/R	—
1,925	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	N/R	—
93,316	Total Media				89,696,602

	Multiline Retail – 2.2% (1.3% of Total Investments)

2,244	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,252,791
6,430	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	6,455,450
2,010	Dollar Tree, Inc., Term Loan B2	4.250%	3/09/22	BB+	2,016,281
4,084	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	4,091,407
14,768	Total Multiline Retail				14,815,929

	Oil, Gas & Consumable Fuels – 2.4% (1.4% of Total Investments)

1,124	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,126,030
702	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	689,325
6,794	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	5,635,891
867	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba2	853,938
1,704	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	942,523
4,270	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	3,305,777
3,852	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,896,497
428	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	411,801
19,741	Total Oil, Gas & Consumable Fuels				15,861,782

	Pharmaceuticals – 8.2% (4.9% of Total Investments)

15,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	15,028,124
6,000	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	6,035,154
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	35,156
51	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	51,125
1,181	Grifols, Inc., Term Loan	3.190%	2/27/21	Ba1	1,186,448
3,552	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	3,554,199
615	Par Pharmaceutical Companies, Inc., Term Loan B3	4.250%	9/30/19	B1	615,702
3,960	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	3,951,866
5,597	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	5,606,811
4,451	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B+	4,472,736
3,294	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	3,289,893
2,639	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	2,644,393
7,880	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	BB+	7,926,365
59,845	Total Pharmaceuticals				54,397,972

	Professional Services – 0.2% (0.1% of Total Investments)

1,131	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,127,143

	Real Estate Investment Trust – 4.2% (2.5% of Total Investments)

15,300	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	14,936,625
4,888	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	4,897,961
2,292	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	2,287,151
5,672	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	5,440,523
28,152	Total Real Estate Investment Trust				27,562,260

	Real Estate Management & Development – 1.4% (0.8% of Total Investments)

3,723	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,789,595

Nuveen Investments	39

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Management & Development (continued)

$5,608	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	$5,640,252
9,331	Total Real Estate Management & Development				9,429,847

	Road & Rail – 0.3% (0.2% of Total Investments)

2,000	Quality Distribution Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B1	1,980,000

	Semiconductors & Semiconductor Equipment – 3.1% (1.8% of Total Investments)

7,080	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	7,099,799
7,368	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	BB–	7,397,143
2,948	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	BB–	2,967,027
2,906	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	2,905,623
20,302	Total Semiconductors & Semiconductor Equipment				20,369,592

	Software – 9.2% (5.4% of Total Investments)

3,089	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,095,541
5,655	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	5,182,412
5,389	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	5,271,067
3,007	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	3,016,818
4,684	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	4,681,875
12,881	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, (DD1)	3.750%	6/03/20	Ba3	12,818,155
1,750	Informatica Corp., Term Loan B, (WI/DD)	TBD	TBD	B	1,753,463
2,816	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	2,831,116
3,218	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	3,222,191
6,321	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,347,069
4,081	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	4,118,549
673	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	678,881
2,615	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,622,410
5,278	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	5,348,281
61,457	Total Software				60,987,828

	Specialty Retail – 1.6% (0.9% of Total Investments)

3,598	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	3,562,203
2,693	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,706,870
674	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	683,279
3,400	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	3,405,185
10,365	Total Specialty Retail				10,357,537

	Technology Hardware, Storage & Peripherals – 2.7% (1.6% of Total Investments)

17,731	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	17,746,572

	Textiles, Apparel & Luxury Goods – 0.7% (0.4% of Total Investments)

4,446	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,478,332

	Trading Companies & Distributors – 1.9% (1.1% of Total Investments)

10,673	HD Supply, Inc., Term Loan	4.000%	6/28/18	BB–	10,702,480
1,666	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,653,591
12,339	Total Trading Companies & Distributors				12,356,071

	Transportation Infrastructure – 0.5% (0.3% of Total Investments)

167	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	153,940
967	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	892,851
929	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	857,365
1,333	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	1,231,519
3,396	Total Transportation Infrastructure				3,135,675

	Wireless Telecommunication Services – 2.5% (1.5% of Total Investments)

4,781	Asurion LLC, Term Loan B4, First Lien, (WI/DD)	TBD	TBD	B	4,782,152
4,781	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	4,801,411
4,887	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	4,954,092

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Wireless Telecommunication Services (continued)

$2,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB	$1,987,858
16,449	Total Wireless Telecommunication Services				16,525,513
$873,158	Total Variable Rate Senior Loan Interests (cost $867,049,947)				848,729,027

Shares	Description (1)				Value

	COMMON STOCKS – 1.4% (0.8% of Total Investments)

	Diversified Consumer Services – 0.4% (0.2% of Total Investments)

78,490	Cengage Learning Holdings II LP, (6), (7)				$2,079,985
9,876,769	Education Management Corporation, (6), (7)				98,768
	Total Diversified Consumer Services				2,178,753

	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)

42,041	BLB Worldwide Holdings Inc., (6), (7)				1,471,435
2,670	Buffets Term Loan, (6), (7)				6,675
	Total Hotels, Restaurants & Leisure				1,478,110

	Media – 0.8% (0.5% of Total Investments)

6,597	Cumulus Media, Inc., (6)				10,885
26,045	Metro-Goldwyn-Mayer, (6), (7)				2,041,277
57,088	Tribune Media Company				2,882,373
45,942	Tribune Media Company, (8)				—
14,272	Tribune Publishing Company				212,510
	Total Media				5,147,045

	Professional Services – 0.0% (0.0% of Total Investments)

47,152	Vertrue, Inc., (6), (7)				117,880

	Software – 0.0% (0.0% of Total Investments)

743,286	Eagle Topco LP, (6), (8)				1
	Total Common Stocks (cost $8,375,158)				8,921,789

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

10,989	Education Management Corporation	7.500%		N/R	$274,725
	Total $25 Par (or similar) Retail Preferred (cost $26,686)				274,725

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Communications Equipment – 0.2% (0.1% of Total Investments)

$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$745,875
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	879,375
$1,850	Total Convertible Bonds (cost $1,563,750)				1,625,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 16.7% (9.9% of Total Investments)

	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)

$700	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$700,000

Nuveen Investments	41

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Communications Equipment – 0.3% (0.2% of Total Investments)

$2,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	$2,031,250

	Consumer Finance – 0.2% (0.1% of Total Investments)

1,205	First Data Corporation, 144A	7.375%	6/15/19	BB	1,256,936

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,715	Reynolds Group	9.875%	8/15/19	CCC+	1,803,966

	Diversified Telecommunication Services – 1.6% (1.0% of Total Investments)

1,500	Frontier Communications Corporation	6.875%	1/15/25	BB	1,276,875
1,500	IntelSat Limited	6.750%	6/01/18	CCC+	1,402,500
5,750	IntelSat Limited	7.750%	6/01/21	CCC+	4,571,250
4,550	IntelSat Limited	8.125%	6/01/23	CCC+	3,617,250
13,300	Total Diversified Telecommunication Services				10,867,875

	Health Care Equipment & Supplies – 2.5% (1.4% of Total Investments)

3,250	Kinetic Concepts	10.500%	11/01/18	B–	3,457,188
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,145,000
1,000	Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,057,500
4,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	4,350,000
1,650	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,851,102
3,335	THC Escrow Corporation II, 144A	6.750%	6/15/23	B3	3,485,075
15,235	Total Health Care Equipment & Supplies				16,345,865

	Health Care Providers & Services – 2.0% (1.2% of Total Investments)

4,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	4,150,000
6,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	6,848,000
1,200	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,249,500
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,045,000
12,600	Total Health Care Providers & Services				13,292,500

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

275	Scientific Games Corporation	8.125%	9/15/18	B–	265,375
3,200	Scientific Games International Inc.	10.000%	12/01/22	B	3,108,000
3,475	Total Hotels, Restaurants & Leisure				3,373,375

	Media – 4.7% (2.8% of Total Investments)

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	1,023,750
200	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	200,591
1,762	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,409,600
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,307,723
10,734	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	7,097,968
10,350	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	9,366,750
2,000	Dish DBS Corporation	5.875%	7/15/22	BB–	1,990,000
1,500	Dish DBS Corporation	5.875%	11/15/24	BB–	1,455,000
1,875	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	2,076,563
35,983	Total Media				30,927,945

	Pharmaceuticals – 1.1% (0.7% of Total Investments)

2,000	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	2,101,250
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	1,038,750
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,055,000
3,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	3,255,000
7,000	Total Pharmaceuticals				7,450,000

	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)

1,500	IStar Financial Inc.	4.000%	11/01/17	B+	1,473,750

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	B–	363,750

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Semiconductors & Semiconductor Equipment (continued)

$2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	$1,884,750
2,468	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,702,920
1,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	665,000
6,768	Total Semiconductors & Semiconductor Equipment				4,616,420

	Software – 0.4% (0.2% of Total Investments)

2,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,862,500
1,500	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	930,000
4,000	Total Software				2,792,500

	Wireless Telecommunication Services – 2.1% (1.2% of Total Investments)

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	787,500
7,750	Sprint Corporation	7.875%	9/15/23	B+	7,430,310
1,750	Sprint Corporation	7.125%	6/15/24	B+	1,601,250
3,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	3,928,125
14,000	Total Wireless Telecommunication Services				13,747,185
$119,981	Total Corporate Bonds (cost $118,797,655)				110,679,567

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 6.2% (3.7% of Total Investments)

$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.274%	11/20/24	BB	$1,156,472
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.787%	7/20/23	BB	2,417,067
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A	5.287%	4/18/25	BB	465,144
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.889%	7/15/25	BB	1,583,344
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.332%	12/24/23	BB	942,369
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.689%	1/15/23	BB	1,368,984
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.289%	4/15/24	BB	462,863
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.037%	10/19/22	BB	2,681,694
6,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.282%	2/25/17	BB–	5,531,502
3,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.789%	4/15/22	BB	3,039,753
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.437%	4/19/22	BB+	1,426,460
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.524%	4/22/22	BB	1,499,565
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A	5.802%	4/20/26	Ba3	2,559,939
1,500	Madison Park Funding Limited, Series 2012-10A	5.537%	1/20/25	BB	1,426,005
500	North End CLO Limited, Loan Pool, 144A	4.774%	7/17/25	BB	442,485
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A	5.387%	1/18/24	BB–	681,434
3,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.774%	5/15/23	BB	2,900,610
800	Oak Hill Credit Partners Series 2013-9A	5.287%	10/20/25	BB–	747,843
3,360	Oak Hill Credit Partners, Series 2012-7A	5.276%	11/20/23	BB	3,166,010
3,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.276%	11/08/24	BB–	2,801,115
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.286%	12/15/22	BB	988,293
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.032%	5/24/23	BB	2,999,799
$43,310	Total Asset-Backed Securities (cost $40,100,244)				41,288,750

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 1.7% (1.0% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$4,923,058
968,586	Eaton Vance Senior Income Trust				6,034,291
	Total Investment Companies (cost $11,981,509)				10,957,349
	Total Long-Term Investments (cost $1,047,894,949)				1,022,476,457

Nuveen Investments	43

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 14.9% (8.8% of Total Investments)

	REPURCHASE AGREEMENTS – 14.9% (8.8% of Total Investments)

$98,944	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $98,943,902, collateralized by $100,925,000 U.S. Treasury Notes, 2.000%, due 7/31/22, value $100,925,000	0.000%	8/03/15	$98,943,902
	Total Short-Term Investments (cost $98,943,902)			98,943,902
	Total Investments (cost $1,146,838,851) – 169.2%			1,121,420,359
	Borrowings – (40.8)% (10), (11)			(270,300,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (21.0)% (12)			(139,000,000)
	Other Assets Less Liabilities – (7.4)%			(49,318,917)
	Net Assets Applicable to Common Shares – 100%			$662,801,442

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 24.1%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(12)	Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.4%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

44	Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 156.1% (92.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 129.4% (76.3% of Total Investments) (4)

	Aerospace & Defense – 2.3% (1.3% of Total Investments)

$3,049	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$3,080,536
4,576	Sequa Corporation, Term Loan B, (DD1)	5.250%	6/19/17	B3	4,060,824
3,406	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	3,394,120
11,031	Total Aerospace & Defense				10,535,480

	Airlines – 3.5% (2.1% of Total Investments)

2,449	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	2,440,517
2,000	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	2,001,876
5,840	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	5,841,112
2,925	Delta Air Lines, Inc., Term Loan B2	2.438%	4/18/16	BBB	2,925,784
2,940	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,940,262
16,154	Total Airlines				16,149,551

	Automobiles – 3.7% (2.2% of Total Investments)

9,875	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	9,883,641
5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,568,761
1,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,501,407
16,943	Total Automobiles				16,953,809

	Building Products – 0.7% (0.4% of Total Investments)

1,985	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,979,883
1,170	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	1,171,817
3,155	Total Building Products				3,151,700

	Capital Markets – 1.0% (0.6% of Total Investments)

2,808	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,816,931
1,965	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,976,360
4,773	Total Capital Markets				4,793,291

	Chemicals – 1.2% (0.7% of Total Investments)

2,024	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,025,702
440	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	441,303
1,521	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	1,540,867
1,463	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	1,462,592
5,448	Total Chemicals				5,470,464

	Commercial Services & Supplies – 4.0% (2.4% of Total Investments)

1,418	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,421,597
958	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	955,698
3,230	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	2,916,660
261	Education Management LLC, Tranche A, Term Loan, (5)	5.500%	7/02/20	N/R	177,093
448	Education Management LLC, Tranche B, Term Loan, (5)	2.000%	7/02/20	N/R	258,321
3,213	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,908,198
333	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	304,444
8,340	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	3,502,887
2,875	Protection One, Inc., Term Loan, First Lien	5.000%	6/18/21	B1	2,889,375
99	Universal Services of America, Delayed Draw, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	98,494
107	Universal Services of America, Delayed Draw, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	106,674
1,401	Universal Services of America, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	1,396,819
1,643	Universal Services of America, Term Loan, Second Lien, (WI/DD)	TBD	TBD	CCC+	1,635,670
24,326	Total Commercial Services & Supplies				18,571,930

Nuveen Investments	45

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 1.9% (1.1% of Total Investments)

$3,918	Avaya, Inc., Term Loan B3	4.691%	10/26/17	B1	$3,893,041
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	1,054,872
1,625	Commscope, Inc., Term Loan B, First Lien	3.750%	5/28/22	BB	1,632,447
1,995	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	2,023,143
8,598	Total Communications Equipment				8,603,503

	Consumer Finance – 2.3% (1.4% of Total Investments)

2,000	First Data Corporation, Term Loan B	3.937%	6/24/22	BB–	2,001,250
1,941	First Data Corporation, Second New Dollar, Term Loan	3.687%	3/24/17	BB–	1,941,176
6,750	First Data Corporation, Term Loan	3.687%	3/23/18	BB–	6,742,089
10,691	Total Consumer Finance				10,684,515

	Containers & Packaging – 0.7% (0.4% of Total Investments)

3,289	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	3,312,237

	Diversified Consumer Services – 7.0% (4.1% of Total Investments)

1,250	AlixPartners LLP, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	1,255,312
6,795	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	6,835,920
2,360	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,370,124
1,444	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,448,487
6,590	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	6,610,782
2,500	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,498,438
821	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	769,306
2,634	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	2,643,490
7,985	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	8,015,259
32,379	Total Diversified Consumer Services				32,447,118

	Diversified Financial Services – 1.2% (0.7% of Total Investments)

1,500	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,500,938
1,500	Protection One, Inc., Term Loan, Second Lien	9.750%	6/17/22	B	1,488,750
1,493	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	B	1,498,797
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/15/22	CCC+	1,004,750
5,493	Total Diversified Financial Services				5,493,235

	Diversified Telecommunication Services – 5.3% (3.1% of Total Investments)

1,073	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,072,798
209	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	207,556
1,948	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB	1,942,497
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	BB	2,674,445
1,485	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,490,878
750	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	757,875
7,556	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	7,575,239
3,328	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	3,318,101
2,145	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,138,247
3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	3,516,652
24,688	Total Diversified Telecommunication Services				24,694,288

	Electronic Equipment, Instruments & Components – 1.0% (0.6% of Total Investments)

2,400	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	2,328,016
2,222	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	2,207,407
4,622	Total Electronic Equipment, Instruments & Components				4,535,423

	Energy Equipment & Services – 1.2% (0.7% of Total Investments)

4,032	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	3,154,207
656	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B+	611,400
1,969	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	CCC	1,213,496
985	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	794,068
7,642	Total Energy Equipment & Services				5,773,171

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing – 6.8% (4.0% of Total Investments)

$3,464	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	$3,483,360
18,454	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	18,553,362
3,289	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,299,066
2,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,523,438
1,175	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,179,223
2,628	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	2,641,999
31,510	Total Food & Staples Retailing				31,680,448

	Food Products – 5.9% (3.5% of Total Investments)

1,485	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,487,265
6,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	6,000,000
1,925	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	1,923,396
14,089	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	14,151,839
4,038	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B3	3,951,703
27,537	Total Food Products				27,514,203

	Health Care Equipment & Supplies – 3.3% (1.9% of Total Investments)

714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.750%	1/02/19	CCC+	722,321
1,489	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,481,250
1,946	ConvaTec Healthcare, Term Loan B	4.250%	6/09/20	Ba2	1,943,257
2,224	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	2,237,426
4,241	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,251,801
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,546,167
2,000	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	2,015,000
15,167	Total Health Care Equipment & Supplies				15,197,222

	Health Care Providers & Services – 4.5% (2.7% of Total Investments)

1,391	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,395,494
2,783	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	2,797,611
7,323	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	7,420,954
867	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	888,271
1,492	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	1,494,329
2,209	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,215,843
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	1,515,000
1,303	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	1,276,584
1,787	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	1,792,451
20,655	Total Health Care Providers & Services				20,796,537

	Health Care Technology – 0.5% (0.3% of Total Investments)

2,121	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,132,026

	Hotels, Restaurants & Leisure – 5.9% (3.5% of Total Investments)

5,714	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	5,732,936
2,335	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,346,116
3,864	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	3,879,558
391	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	397,001
2,217	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	2,239,662
1,750	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,749,636
1,950	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	1,946,547
3,486	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	3,505,415
2,955	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,970,800
2,726	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	2,736,022
27,388	Total Hotels, Restaurants & Leisure				27,503,693

	Household Durables – 0.3% (0.2% of Total Investments)

886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	888,675
638	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	640,738
1,524	Total Household Durables				1,529,413

Nuveen Investments	47

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

$893	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	$861,237

	Insurance – 3.2% (1.9% of Total Investments)

2,457	Alliant Holdings I LLC, Incremental Term Loan	5.000%	12/23/19	B+	2,460,688
3,330	Alliant Holdings I LLC, Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B	3,334,884
4,425	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	4,411,702
4,644	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	4,650,934
14,856	Total Insurance				14,858,208

	Internet & Catalog Retail – 1.1% (0.6% of Total Investments)

4,975	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	4,999,358

	Internet Software & Services – 2.2% (1.3% of Total Investments)

737	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	740,928
290	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	290,581
3,413	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	3,429,208
5,819	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	5,838,755
10,259	Total Internet Software & Services				10,299,472

	IT Services – 0.8% (0.5% of Total Investments)

3,251	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,249,931
246	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	247,600
65	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	64,649
3,562	Total IT Services				3,562,180

	Leisure Products – 2.3% (1.3% of Total Investments)

2,259	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,176,994
4,000	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	4,019,376
1,079	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	1,082,471
2,151	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	2,172,216
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,005,000
10,489	Total Leisure Products				10,456,057

	Machinery – 0.6% (0.3% of Total Investments)

1,709	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	1,720,758
993	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	994,556
2,702	Total Machinery				2,715,314

	Media – 14.8% (8.7% of Total Investments)

5,500	Cequel Communications LLC, Extended Term Loan, (WI/DD)	TBD	TBD	BB–	5,483,956
2,184	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	2,183,500
1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,443,656
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	1,572,981
3,465	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	2,979,900
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	1,100,000
4,000	Charter Communications Operating Holdings LLC, Term Loan I, (WI/DD)	TBD	TBD	BBB	4,013,216
360	Clear Channel Communications, Inc., Tranche D, Term Loan	6.940%	1/30/19	CCC+	331,170
1,646	Clear Channel Communications, Inc. Term Loan E	7.690%	7/30/19	CCC+	1,535,687
10,716	Cumulus Media, Inc., Term Loan B , (DD1)	4.250%	12/23/20	B+	9,912,266
2,515	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,521,095
191	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	191,797
594	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	595,574
1,980	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,985,940
3,218	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	3,233,990
1,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/13/22	BB–	1,132,031
2,510	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	2,523,849
2,463	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	2,482,508
1,945	Mediacom Broadband LLC, Tranche G, Term Loan	4.000%	1/20/20	BB+	1,950,674
3,734	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,749,872
3,231	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,244,151

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$2,205	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	$2,216,278
8,405	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,411,247
1,520	Weather Channel Corporation, Term Loan, Second Lien	7.000%	6/26/20	CCC+	1,427,649
1,474	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	1,461,539
448	Yell Group PLC, Term Loan A2	5.281%	3/01/19	CCC+	859,939
36	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	CCC+	—
1,286	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	CCC–	—
71,444	Total Media				68,544,465

	Multiline Retail – 2.5% (1.5% of Total Investments)

1,746	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	1,752,171
5,300	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	5,320,977
1,650	Dollar Tree, Inc., Term Loan B2	4.250%	3/09/22	BB+	1,655,156
2,846	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	2,851,587
11,542	Total Multiline Retail				11,579,891

	Oil, Gas & Consumable Fuels – 2.5% (1.5% of Total Investments)

843	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	844,522
712	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	698,467
5,435	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	4,508,713
173	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba2	170,788
1,630	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	901,823
2,748	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	2,127,133
2,926	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,200,152
306	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	294,143
14,773	Total Oil, Gas & Consumable Fuels				11,745,741

	Pharmaceuticals – 8.0% (4.7% of Total Investments)

10,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	10,018,749
4,500	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	4,526,366
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	19,531
62	Graceway Pharmaceuticals LLC, Term Loan, (5)	0.000%	5/03/12	N/R	62,632
941	Grifols, Inc., Term Loan	3.190%	2/27/21	Ba1	945,243
2,220	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	2,221,374
384	Par Pharmaceutical Companies, Inc., Term Loan B3	4.250%	9/30/19	B1	384,814
2,970	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	2,963,900
2,479	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,483,222
3,677	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B+	3,694,869
1,882	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	1,879,939
1,418	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	1,421,523
6,484	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	6,521,693
40,142	Total Pharmaceuticals				37,143,855

	Professional Services – 0.0% (0.0% of Total Investments)

156	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	155,074

	Real Estate Investment Trust – 4.2% (2.5% of Total Investments)

10,800	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	10,543,499
3,910	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	3,918,369
1,427	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,423,951
3,956	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,794,315
20,093	Total Real Estate Investment Trust				19,680,134

	Real Estate Management & Development – 1.3% (0.8% of Total Investments)

2,482	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,526,396
3,381	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	3,401,077
5,863	Total Real Estate Management & Development				5,927,473

	Road & Rail – 0.3% (0.2% of Total Investments)

1,500	Quality Distribution Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B1	1,485,000

Nuveen Investments	49

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Semiconductors & Semiconductor Equipment – 3.0% (1.8% of Total Investments)

$4,930	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	$4,943,433
4,903	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	4,922,297
1,965	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	1,978,018
1,937	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	1,937,082
13,735	Total Semiconductors & Semiconductor Equipment				13,780,830

	Software – 10.1% (6.0% of Total Investments)

2,000	Ascend Learning LLC, Term Loan, Second Lien	9.500%	11/30/20	CCC+	1,998,750
3,482	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,488,801
4,229	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	3,876,018
4,491	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	4,392,555
1,623	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	1,628,187
2,907	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,905,308
9,100	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5, (DD1)	3.750%	6/03/20	Ba3	9,055,596
1,250	Informatica Corp., Term Loan B, (WI/DD)	TBD	TBD	B	1,252,474
1,232	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	1,238,613
2,048	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	2,050,485
4,619	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	4,638,243
3,265	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	3,294,839
538	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	543,105
2,179	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	2,185,342
4,223	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	4,278,625
47,186	Total Software				46,826,941

	Specialty Retail – 1.6% (0.9% of Total Investments)

1,938	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,918,148
2,244	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,255,725
449	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	455,519
2,600	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	2,603,965
7,231	Total Specialty Retail				7,233,357

	Technology Hardware, Storage & Peripherals – 2.8% (1.6% of Total Investments)

12,805	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	12,816,969

	Textiles, Apparel & Luxury Goods – 0.5% (0.3% of Total Investments)

2,470	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	2,488,489

	Trading Companies & Distributors – 1.2% (0.7% of Total Investments)

4,498	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	4,510,097
1,250	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,240,193
5,748	Total Trading Companies & Distributors				5,750,290

	Transportation Infrastructure – 0.4% (0.2% of Total Investments)

100	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	92,364
580	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	535,711
557	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	514,419
800	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	738,911
2,037	Total Transportation Infrastructure				1,881,405

	Wireless Telecommunication Services – 1.6% (1.0% of Total Investments)

2,173	Asurion LLC, Term Loan B4, First Lien, (WI/DD)	TBD	TBD	B	2,173,705
2,173	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	2,182,460
3,176	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	3,220,163
7,522	Total Wireless Telecommunication Services				7,576,328
$617,117	Total Variable Rate Senior Loan Interests (cost $611,642,451)				599,891,325

50	Nuveen Investments

Shares	Description (1)				Value

	COMMON STOCKS – 1.6% (1.0% of Total Investments)

	Diversified Consumer Services – 0.4% (0.3% of Total Investments)

71,949	Cengage Learning Holdings II LP, (6), (7)				$1,906,648
3,124,035	Education Management Corporation, (6), (7)				31,240
	Total Diversified Consumer Services				1,937,888

	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)

42,041	BLB Worldwide Holdings Inc., (6), (7)				1,471,435

	Media – 0.9% (0.5% of Total Investments)

5,752	Cumulus Media, Inc., (6)				9,491
23,363	Metro-Goldwyn-Mayer, (6), (7)				1,831,075
44,843	Tribune Media Company				2,264,123
36,087	Tribune Media Company, (8)				—
11,210	Tribune Publishing Company				166,917
	Total Media				4,271,606

	Software – 0.0% (0.0% of Total Investments)

496,552	Eagle Topco LP, (6), (8)				1
	Total Common Stocks (cost $6,653,411)				7,680,930

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

3,476	Education Management Corporation	7.500%		N/R	$86,900
	Total $25 Par (or similar) Retail Preferred (cost $8,437)				86,900

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.3% (0.2% of Total Investments)

	Communications Equipment – 0.3% (0.2% of Total Investments)

$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$482,625
1,000	Nortel Networks Corp., (5)	2.125%	4/15/14	N/R	879,375
$1,550	Total Convertible Bonds (cost $1,307,500)				1,362,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 18.9% (11.1% of Total Investments)

	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)

$900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$900,000

	Communications Equipment – 0.4% (0.2% of Total Investments)

2,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,625,000

	Consumer Finance – 0.2% (0.1% of Total Investments)

803	First Data Corporation, 144A	7.375%	6/15/19	BB	837,609

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,178	Reynolds Group	9.875%	8/15/19	CCC+	1,239,109

	Diversified Telecommunication Services – 1.9% (1.1% of Total Investments)

1,000	Frontier Communications Corporation	6.875%	1/15/25	BB	851,250
1,400	IntelSat Limited	6.750%	6/01/18	CCC+	1,309,000
4,300	IntelSat Limited	7.750%	6/01/21	CCC+	3,418,500
4,100	IntelSat Limited	8.125%	6/01/23	CCC+	3,259,500
10,800	Total Diversified Telecommunication Services				8,838,250

Nuveen Investments	51

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Equipment & Supplies – 2.6% (1.5% of Total Investments)

$3,000	Kinetic Concepts	10.500%	11/01/18	B–	$3,191,250
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	2,145,000
3,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,262,500
1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,234,068
2,225	THC Escrow Corporation II, 144A	6.750%	6/15/23	B3	2,325,125
11,325	Total Health Care Equipment & Supplies				12,157,943

	Health Care Providers & Services – 2.2% (1.3% of Total Investments)

3,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	3,112,500
4,800	Community Health Systems, Inc.	6.875%	2/01/22	B+	5,136,000
900	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	937,125
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,045,000
9,700	Total Health Care Providers & Services				10,230,625

	Hotels, Restaurants & Leisure – 0.6% (0.3% of Total Investments)

275	Scientific Games Corporation	8.125%	9/15/18	B–	265,375
2,550	Scientific Games International Inc.	10.000%	12/01/22	B	2,476,688
2,825	Total Hotels, Restaurants & Leisure				2,742,063

	Machinery – 0.2% (0.1% of Total Investments)

1,030	Xerium Technologies	8.875%	6/15/18	B	1,060,900

	Media – 5.2% (3.1% of Total Investments)

150	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	150,443
1,714	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,371,200
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,163,535
10,718	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	7,087,352
7,850	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	7,104,250
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,233,000
1,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,107,500
29,044	Total Media				24,217,280

	Pharmaceuticals – 1.4% (0.8% of Total Investments)

1,250	Valeant Pharmaceuticals International, 144A	6.750%	8/15/18	B1	1,313,281
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,077,500
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	1,055,000
2,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	2,170,000
6,250	Total Pharmaceuticals				6,615,781

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

1,250	iStar Financial Inc.	4.000%	11/01/17	B+	1,228,125

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	B–	363,750
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	1,379,906
2,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,518,000
4,750	Total Semiconductors & Semiconductor Equipment				3,261,656

	Software – 0.4% (0.3% of Total Investments)

1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,303,750
1,100	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	682,000
2,850	Total Software				1,985,750

	Specialty Retail – 0.1% (0.1% of Total Investments)

500	99 Cents Only Stores	11.000%	12/15/19	Caa1	410,000

	Wireless Telecommunication Services – 2.2% (1.3% of Total Investments)

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	787,500
6,000	Sprint Corporation	7.875%	9/15/23	B+	5,752,500

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Wireless Telecommunication Services (continued)

$500	Sprint Corporation	7.125%	6/15/24	B+	$457,500
2,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	2,880,625
175	T-Mobile USA Inc.	6.731%	4/28/22	BB	185,500
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	187,250
10,350	Total Wireless Telecommunication Services				10,250,875
$95,555	Total Corporate Bonds (cost $94,131,297)				87,600,966

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 5.9% (3.5% of Total Investments)

$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.274%	11/20/24	BB	$770,982
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	5.787%	7/20/23	BB	2,417,068
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	4.889%	7/15/25	BB	1,130,960
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	4.689%	1/15/23	BB	1,368,984
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.289%	4/15/24	BB	231,431
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.037%	10/19/22	BB	1,787,796
4,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.282%	2/25/17	BB–	3,687,668
2,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	5.789%	4/15/22	BB	2,026,502
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.437%	4/19/22	BB+	1,426,460
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.524%	4/22/22	BB	1,499,565
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A	5.802%	4/20/26	Ba3	1,163,609
500	North End CLO Limited, Loan Pool, 144A	4.774%	7/17/25	BB	442,485
2,000	Oak Hill Credit Partners IV Limited, Collateralized Loan Obligation Series 2012-6A	5.774%	5/15/23	BB	1,933,740
450	Oak Hill Credit Partners Series 2013-9A	5.287%	10/20/25	BB–	420,662
2,240	Oak Hill Credit Partners, Series 2012-7A	5.276%	11/20/23	BB	2,110,673
2,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.276%	11/08/24	BB–	1,867,410
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.286%	12/15/22	BB	988,293
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.032%	5/24/23	BB	1,999,865
$28,540	Total Asset-Backed Securities (cost $26,362,702)				27,274,153
	Total Long-Term Investments (cost $740,105,798)				723,896,274

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 13.3% (7.9% of Total Investments)

	REPURCHASE AGREEMENTS – 13.3% (7.9% of Total Investments)

$61,801	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $61,801,154, collateralized by $62,260,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $63,038,250	0.000%	8/03/15		$61,801,154
	Total Short-Term Investments (cost $61,801,154)				61,801,154
	Total Investments (cost $801,906,952) – 169.4%				785,697,428
	Borrowings – (40.7)% (9), (10)				(188,800,000)
	Variable Rate Term Preferred Shares, at Liquidation Value – (21.1)% (11)				(98,000,000)
	Other Assets Less Liabilities – (7.6)%				(35,168,626)
	Net Assets Applicable to Common Shares – 100%				$463,728,802

Nuveen Investments	53

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 24.0%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 12.5%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date. See accompanying notes to financial statements.

See accompanying notes to financial statements.

54	Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 141.2% (94.4% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 123.0% (82.2% of Total Investments) (4)

	Aerospace & Defense – 2.1% (1.4% of Total Investments)

$1,829	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,848,322
2,391	Sequa Corporation, Term Loan B	5.250%	6/19/17	B3	2,122,000
4,220	Total Aerospace & Defense				3,970,322

	Airlines – 5.2% (3.5% of Total Investments)

983	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	979,166
1,750	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,751,642
3,120	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	3,120,487
975	Delta Air Lines, Inc., Term Loan B2	2.438%	4/18/16	BBB	975,261
1,920	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BBB	1,922,160
980	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	980,087
9,728	Total Airlines				9,728,803

	Automobiles – 2.4% (1.6% of Total Investments)

988	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	988,364
2,784	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	2,784,380
750	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	750,704
4,522	Total Automobiles				4,523,448

	Building Products – 0.6% (0.4% of Total Investments)

1,191	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,187,930

	Chemicals – 0.8% (0.6% of Total Investments)

965	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	965,652
210	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	210,369
399	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	403,851
1,574	Total Chemicals				1,579,872

	Commercial Services & Supplies – 3.1% (2.0% of Total Investments)

709	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	710,798
1,491	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	1,346,151
1,836	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,661,827
167	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	152,222
2,027	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	851,203
66	Universal Services of America, Delayed Draw, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	65,662
934	Universal Services of America, Term Loan, First Lien, (WI/DD)	TBD	TBD	B	931,213
7,230	Total Commercial Services & Supplies				5,719,076

	Communications Equipment – 2.7% (1.8% of Total Investments)

1,524	Avaya, Inc., Term Loan B3	4.691%	10/26/17	B1	1,513,928
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	324,211
1,083	Commscope, Inc., Term Loan B, First Lien	3.750%	5/28/22	BB	1,088,298
998	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	1,011,571
1,140	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB–	1,140,730
5,071	Total Communications Equipment				5,078,738

	Consumer Finance – 1.6% (1.1% of Total Investments)

3,000	First Data Corporation, Term Loan	3.687%	3/23/18	BB–	2,996,484

	Containers & Packaging – 1.2% (0.8% of Total Investments)

1,089	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,096,657

Nuveen Investments	55

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Containers & Packaging (continued)

$1,095	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	$1,102,342
2,184	Total Containers & Packaging				2,198,999

	Diversified Consumer Services – 4.8% (3.2% of Total Investments)

750	AlixPartners LLP, Term Loan B, First Lien, (WI/DD)	TBD	TBD	B+	753,188
2,499	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	2,513,957
2,522	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,532,543
492	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	461,038
878	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	881,163
1,822	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	1,828,724
8,963	Total Diversified Consumer Services				8,970,613

	Diversified Financial Services – 0.5% (0.4% of Total Investments)

995	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	B	999,198

	Diversified Telecommunication Services – 4.4% (2.9% of Total Investments)

858	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	858,238
974	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB	971,248
470	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	467,746
990	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	993,918
2,934	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	2,941,788
740	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	737,356
477	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	475,166
784	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	781,478
8,227	Total Diversified Telecommunication Services				8,226,938

	Electronic Equipment, Instruments & Components – 1.3% (0.8% of Total Investments)

1,096	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/26/17	B	1,062,964
1,333	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,324,444
2,429	Total Electronic Equipment, Instruments & Components				2,387,408

	Energy Equipment & Services – 1.1% (0.7% of Total Investments)

1,809	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,415,214
1,054	Offshore Group Investment Limited, Term Loan B	5.000%	10/25/17	CCC	649,662
2,863	Total Energy Equipment & Services				2,064,876

	Food & Staples Retailing – 8.1% (5.4% of Total Investments)

2,474	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	2,487,757
8,978	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	9,025,961
493	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	494,386
250	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	252,344
985	Del Monte Foods Company, Term Loan, First Lien	4.258%	2/18/21	B	957,913
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,003,594
972	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	977,085
15,152	Total Food & Staples Retailing				15,199,040

	Food Products – 4.0% (2.7% of Total Investments)

3,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	3,000,000
3,371	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,386,300
1,211	Wilton Products, Inc., Tranche B, Term Loan	7.500%	8/30/18	B3	1,185,511
7,582	Total Food Products				7,571,811

	Health Care Equipment & Supplies – 5.6% (3.7% of Total Investments)

394	Ardent Medical Services, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	396,838
867	Ardent Medical Services, Inc., Term Loan, First Lien	7.500%	7/02/18	B+	869,085
714	Ardent Medical Services, Inc., Term Loan, Second Lien	11.750%	1/02/19	CCC+	722,321
1,741	ConvaTec Healthcare, Term Loan B	4.250%	6/09/20	Ba2	1,739,400
1,804	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB-	1,814,562
2,968	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	2,976,261
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	969,968

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Equipment & Supplies (continued)

$1,000	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	$1,007,500
10,461	Total Health Care Equipment & Supplies				10,495,935

	Health Care Providers & Services – 6.2% (4.2% of Total Investments)

1,584	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	1,589,693
50	Community Health Systems, Inc., Term Loan F	3.534%	12/31/18	BB	49,870
568	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	570,107
1,137	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,142,920
2,564	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	2,597,924
806	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	825,884
1,721	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,726,756
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	505,000
1,200	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,204,925
868	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	851,056
596	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	597,484
11,594	Total Health Care Providers & Services				11,661,619

	Health Care Technology – 0.4% (0.3% of Total Investments)

792	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	796,110

	Hotels, Restaurants & Leisure – 6.4% (4.3% of Total Investments)

2,856	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	2,866,468
2,082	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,092,978
2,273	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,282,093
1,000	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	999,792
1,990	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	2,000,945
1,818	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,824,014
12,019	Total Hotels, Restaurants & Leisure				12,066,290

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

916	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	883,434

	Insurance – 1.4% (0.9% of Total Investments)

607	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	604,841
1,950	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	1,953,106
2,557	Total Insurance				2,557,947

	Internet & Catalog Retail – 1.6% (1.1% of Total Investments)

2,985	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	2,999,615

	Internet Software & Services – 3.3% (2.2% of Total Investments)

713	Ancestry.com, Inc., Replacement Term Loan B1	4.500%	12/28/18	Ba2	716,433
116	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	116,232
2,438	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	2,449,434
2,909	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	2,919,377
6,176	Total Internet Software & Services				6,201,476

	IT Services – 1.6% (1.1% of Total Investments)

1,741	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	1,740,140
323	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	324,684
977	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	974,941
3,041	Total IT Services				3,039,765

	Leisure Products – 3.0% (2.0% of Total Investments)

1,506	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,451,329
2,000	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,009,688
772	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	774,800
1,466	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,481,056
5,744	Total Leisure Products				5,716,873

Nuveen Investments	57

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Machinery – 0.9% (0.6% of Total Investments)

$1,140	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	$1,147,388
597	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	577,553
1,737	Total Machinery				1,724,941

	Media – 9.3% (6.2% of Total Investments)

859	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	858,512
750	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	746,719
392	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	354,043
495	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	425,700
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	366,666
2,000	Charter Communications Operating Holdings LLC, Term Loan I, (WI/DD)	TBD	TBD	BBB	2,006,608
62	Clear Channel Communications, Inc., Tranche D, Term Loan	6.940%	1/30/19	CCC+	57,136
1,633	Clear Channel Communications, Inc. Term Loan E	7.690%	7/30/19	CCC+	1,523,158
2,820	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	2,609,014
1,257	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,260,547
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	446,680
743	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	744,728
990	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	995,074
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/13/22	BB–	754,688
1,254	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	1,261,925
985	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	993,003
533	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	535,696
462	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	463,450
1,103	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	1,108,139
18,033	Total Media				17,511,486

	Multiline Retail – 0.9% (0.6% of Total Investments)

998	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	1,001,241
619	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	619,910
1,617	Total Multiline Retail				1,621,151

	Oil, Gas & Consumable Fuels – 2.3% (1.6% of Total Investments)

420	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	411,810
2,038	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	1,690,767
810	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	447,781
1,326	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	1,026,870
926	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	696,353
122	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	117,657
5,642	Total Oil, Gas & Consumable Fuels				4,391,238

	Pharmaceuticals – 6.3% (4.2% of Total Investments)

1,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	1,001,875
1,125	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	1,131,591
990	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	987,967
2,541	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	2,544,868
774	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B+	777,867
941	Therakos, Inc., Term Loan, First Lien	7.000%	12/27/17	B	939,969
2,381	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	2,385,901
2,095	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	2,107,008
11,847	Total Pharmaceuticals				11,877,046

	Professional Services – 0.3% (0.2% of Total Investments)

491	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	489,146

	Real Estate Investment Trust – 5.6% (3.8% of Total Investments)

6,300	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	6,150,375
1,955	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,959,184
55	Realogy Corporation, Synthetic Letter of Credit	6.918%	10/10/16	BB	54,141
286	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	285,500
2,229	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	2,137,621
10,825	Total Real Estate Investment Trust				10,586,821

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Management & Development – 1.9% (1.2% of Total Investments)

$1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	$1,894,797
1,573	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,582,319
3,434	Total Real Estate Management & Development				3,477,116

	Road & Rail – 0.5% (0.4% of Total Investments)

1,000	Quality Distribution Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B1	990,000

	Semiconductors & Semiconductor Equipment – 2.3% (1.5% of Total Investments)

431	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	431,707
1,955	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	1,962,985
983	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	989,009
969	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	968,541
4,338	Total Semiconductors & Semiconductor Equipment				4,352,242

	Software – 10.0% (6.7% of Total Investments)

944	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	945,547
950	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	870,930
1,796	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	1,757,022
959	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	958,372
2,538	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	2,526,599
1,000	Informatica Corp., Term Loan B, (WI/DD)	TBD	TBD	B	1,001,979
528	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	530,834
878	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	878,779
2,673	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,685,298
1,632	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	1,647,419
269	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	271,552
872	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	874,137
708	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	710,229
1,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	1,013,125
2,111	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,139,313
18,858	Total Software				18,811,135

	Specialty Retail – 1.6% (1.0% of Total Investments)

996	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	985,562
898	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	902,290
225	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	227,760
800	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	801,220
2,919	Total Specialty Retail				2,916,832

	Technology Hardware, Storage & Peripherals – 2.6% (1.8% of Total Investments)

4,924	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	4,929,604

	Textiles, Apparel & Luxury Goods – 0.8% (0.5% of Total Investments)

1,482	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	1,493,094

	Trading Companies & Distributors – 1.8% (1.2% of Total Investments)

2,824	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	2,831,354
625	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	620,097
3,449	Total Trading Companies & Distributors				3,451,451

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

67	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	61,576
387	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	357,142
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	342,947
533	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	492,609
1,358	Total Transportation Infrastructure				1,254,274

	Wireless Telecommunication Services – 1.3% (0.9% of Total Investments)

2,443	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	2,477,046
$235,613	Total Variable Rate Senior Loan Interests (cost $232,582,366)				231,177,243

Nuveen Investments	59

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)				Value

	COMMON STOCKS – 0.6% (0.4% of Total Investments)

	Diversified Consumer Services – 0.6% (0.4% of Total Investments)

39,749	Cengage Learning Holdings II LP, (5)				$1,053,349
	Total Common Stocks (cost $1,286,905)				1,053,349

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 17.6% (11.8% of Total Investments)

	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)

$1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,650,000

	Communications Equipment – 0.1% (0.1% of Total Investments)

250	Avaya Inc., 144A	10.500%	3/01/21	CCC+	203,125

	Containers & Packaging – 0.1% (0.1% of Total Investments)

209	Reynolds Group	9.875%	8/15/19	CCC+	219,842

	Diversified Telecommunication Services – 2.0% (1.3% of Total Investments)

750	Frontier Communications Corporation	6.875%	1/15/25	BB	638,438
300	IntelSat Limited	6.750%	6/01/18	CCC+	280,500
1,800	IntelSat Limited	7.750%	6/01/21	CCC+	1,431,000
1,750	IntelSat Limited	8.125%	6/01/23	CCC+	1,391,250
4,600	Total Diversified Telecommunication Services				3,741,188

	Health Care Equipment & Supplies – 1.9% (1.3% of Total Investments)

2,700	Kinetic Concepts	10.500%	11/01/18	B–	2,872,125
660	THC Escrow Corporation II, 144A	6.750%	6/15/23	B3	689,700
3,360	Total Health Care Equipment & Supplies				3,561,825

	Health Care Providers & Services – 1.3% (0.9% of Total Investments)

1,350	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,405,688
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	1,045,000
2,350	Total Health Care Providers & Services				2,450,688

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

175	Scientific Games Corporation	8.125%	9/15/18	B–	168,875

	Media – 4.1% (2.7% of Total Investments)

100	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB-	100,295
3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	3,446,081
3,120	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	2,063,048
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	905,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	616,500
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	553,750
8,905	Total Media				7,684,674

	Oil, Gas & Consumable Fuels – 0.7% (0.5% of Total Investments)

2,000	Chaparral Energy Inc.	9.875%	10/01/20	B–	1,355,000

	Pharmaceuticals – 2.5% (1.7% of Total Investments)

1,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	1,021,250
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B1	2,077,500
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	B1	527,500
1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,085,000
4,500	Total Pharmaceuticals				4,711,250

	Semiconductors & Semiconductor Equipment – 0.1% (0.1% of Total Investments)

250	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	168,281

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Semiconductors & Semiconductor Equipment (continued)

$166	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	$114,540
416	Total Semiconductors & Semiconductor Equipment				282,821

	Software – 0.4% (0.2% of Total Investments)

580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	432,100
450	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	279,000
1,030	Total Software				711,100

	Specialty Retail – 0.2% (0.1% of Total Investments)

500	99 Cents Only Stores	11.000%	12/15/19	Caa1	410,000

	Trading Companies & Distributors – 0.6% (0.4% of Total Investments)

1,000	HD Supply Inc.	11.500%	7/15/20	B–	1,161,870

	Wireless Telecommunication Services – 2.6% (1.7% of Total Investments)

500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	525,000
2,750	Sprint Corporation	7.875%	9/15/23	B+	2,636,562
250	Sprint Corporation	7.125%	6/15/24	B+	228,750
1,250	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,309,375
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	79,500
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	80,250
4,900	Total Wireless Telecommunication Services				4,859,437
$35,845	Total Corporate Bonds (cost $35,185,551)				33,171,695
	Total Long-Term Investments (cost $269,054,822)				265,402,287

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.4% (5.6% of Total Investments)

	REPURCHASE AGREEMENTS – 8.4% (5.6% of Total Investments)

$15,857	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $15,857,005, collateralized by $16,175,000 U.S. Treasury Notes, 2.000%, due 7/31/22, value $16,175,000	0.000%	8/03/15		$15,857,005
	Total Short-Term Investments (cost $15,857,005)				15,857,005
	Total Investments (cost $284,911,827) – 149.6%				281,259,292
	Borrowings – (45.3)% (6), (7)				(85,200,000)
	Other Assets Less Liabilities – (4.3)% (8)				(8,027,932)
	Net Assets Applicable to Common Shares – 100%				$188,031,360

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation Depreciation)
Morgan Stanley	$17,500,000	Receive	1-Month USD-LIBOR-ICE	1.659%	Monthly	9/15/18	$(302,028)

Nuveen Investments	61

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation Depreciation
Citigroup	Barrick Gold Corporation	Buy	3.23%	$2,000,000	1.000%	9/20/20	$193,803	$41,350
Citigroup	Newmont Mining Corporation	Buy	2.33	1,000,000	1.000	9/20/20	59,461	43,605
JPMorgan	Avon Products	Buy	7.19	2,000,000	5.000	9/20/20	153,209	9,162
JPMorgan	Darden Restaurants, Inc.	Buy	0.83	2,000,000	1.000	9/20/20	(18,919)	(33,222)
JPMorgan	Newmont Mining Corporation	Buy	2.33	1,000,000	1.000	9/20/20	59,461	42,905
				$8,000,000			$447,015	$103,800

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	Borrowings as a percentage of Total Investments is 30.3%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange.

See accompanying notes to financial statements.

62	Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund
Portfolio of Investments	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 154.5% (96.6% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 114.9% (71.8% of Total Investments) (4)

	Aerospace & Defense – 0.3% (0.2% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,312,751

	Airlines – 1.5% (0.9% of Total Investments)

7,369	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	7,343,748
10,575	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	10,576,650
2,165	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BB+	2,167,391
20,109	Total Airlines				20,087,789

	Automobiles – 3.2% (2.0% of Total Investments)

4,533	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	4,537,040
21,196	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	21,214,981
15,795	Formula One Group, Term Loan, First Lien, (DD1)	4.750%	7/30/21	B	15,797,097
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	2,001,876
43,524	Total Automobiles				43,550,994

	Chemicals – 5.4% (3.4% of Total Investments)

17,066	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	17,078,647
5,412	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	5,431,697
34,413	Univar, Inc., Term Loan B, First Lien	4.250%	6/24/22	BB–	34,521,032
15,459	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB–	15,465,586
72,350	Total Chemicals				72,496,962

	Commercial Services & Supplies – 1.8% (1.1% of Total Investments)

9,583	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	9,556,979
34,949	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	14,678,424
44,532	Total Commercial Services & Supplies				24,235,403

	Communications Equipment – 1.5% (0.9% of Total Investments)

3,296	Avaya, Inc., Term Loan B3	4.691%	10/26/17	B1	3,274,762
1,896	Commscope, Inc., Term Loan B, First Lien	3.750%	5/28/22	BB	1,904,522
14,820	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB	14,832,100
20,012	Total Communications Equipment				20,011,384

	Consumer Finance – 3.7% (2.3% of Total Investments)

5,000	First Data Corporation, Term Loan B1, Second Lien	3.687%	9/24/18	BB	4,994,270
23,173	First Data Corporation, Second New Dollar, Term Loan	3.687%	3/24/17	BB–	23,171,106
21,000	First Data Corporation, Term Loan	3.687%	3/23/18	BB	20,975,388
49,173	Total Consumer Finance				49,140,764

	Containers & Packaging – 1.3% (0.8% of Total Investments)

17,641	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	17,762,456

	Diversified Consumer Services – 4.3% (2.7% of Total Investments)

10,244	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	10,305,457
26,492	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	26,576,459
3,419	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	3,203,707
17,231	ServiceMaster Company, Term Loan	4.250%	7/01/21	B+	17,295,061
57,386	Total Diversified Consumer Services				57,380,684

	Diversified Telecommunication Services – 5.0% (3.1% of Total Investments)

2,279	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	3.750%	6/30/19	BB–	2,259,704

Nuveen Investments	63

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$7,382	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	BB	$7,362,743
16,470	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	16,512,764
15,161	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	15,115,793
9,770	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	9,740,902
16,069	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	16,020,305
67,131	Total Diversified Telecommunication Services				67,012,211

	Energy Equipment & Services – 0.6% (0.4% of Total Investments)

6,041	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	4,725,375
6,355	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	CCC	3,280,795
12,396	Total Energy Equipment & Services				8,006,170

	Food & Staples Retailing – 4.8% (3.0% of Total Investments)

13,332	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	13,406,898
28,928	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	29,083,651
12,816	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	12,854,047
7,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	7,570,312
1,944	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	1,954,169
64,520	Total Food & Staples Retailing				64,869,077

	Food Products – 4.0% (2.5% of Total Investments)

12,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/23/21	BB	12,000,000
42,299	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	42,488,810
54,299	Total Food Products				54,488,810

	Health Care Equipment & Supplies – 4.5% (2.8% of Total Investments)

10,000	ConvaTec Healthcare, Term Loan B	4.250%	6/09/20	Ba2	9,987,500
15,591	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	15,684,910
9,512	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	9,535,434
11,672	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	11,639,619
13,500	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	13,601,250
60,275	Total Health Care Equipment & Supplies				60,448,713

	Health Care Providers & Services – 3.9% (2.4% of Total Investments)

439	Community Health Systems, Inc., Term Loan F	3.534%	12/31/18	BB	440,046
7,586	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	7,610,932
15,177	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	15,257,986
20,513	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	20,786,419
8,339	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	8,364,650
52,054	Total Health Care Providers & Services				52,460,033

	Hotels, Restaurants & Leisure – 6.8% (4.3% of Total Investments)

30,585	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	30,687,807
1,723	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	1,731,202
6,721	Landry’s Restaraunts, Inc., Term Loan B	4.000%	4/24/18	BB–	6,753,101
13,000	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	12,997,296
6,398	MGM Resorts International, Term Loan B, (DD1)	3.500%	12/20/19	BB+	6,386,471
7,463	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	7,503,544
8,865	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	8,912,401
16,358	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	16,416,130
91,113	Total Hotels, Restaurants & Leisure				91,387,952

	Household Durables – 0.9% (0.6% of Total Investments)

11,956	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	B+	11,997,107

	Insurance – 1.4% (0.9% of Total Investments)

10,808	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	10,775,158
7,801	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	7,812,424
18,609	Total Insurance				18,587,582

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Internet & Catalog Retail – 2.2% (1.4% of Total Investments)

$29,870	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	$30,016,193

	Internet Software & Services – 3.5% (2.2% of Total Investments)

36,672	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	36,851,688
9,975	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	10,009,294
46,647	Total Internet Software & Services				46,860,982

	IT Services – 0.2% (0.1% of Total Investments)

2,902	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	2,896,969

	Leisure Products – 0.5% (0.3% of Total Investments)

4,500	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	4,521,798
2,574	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	2,582,668
7,074	Total Leisure Products				7,104,466

	Machinery – 0.4% (0.3% of Total Investments)

5,895	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,906,053

	Media – 10.8% (6.7% of Total Investments)

32,143	Tribune Company, Term Loan B	3.750%	12/28/20	BB+	32,222,742
7,382	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	7,385,752
3,623	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	3,622,625
2,950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,937,094
1,235	Clear Channel Communications, Inc., Tranche D, Term Loan	6.940%	1/30/19	CCC+	1,137,580
1,358	Clear Channel Communications, Inc. Term Loan E	7.690%	7/30/19	CCC+	1,266,815
33,846	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	31,308,167
29,666	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	29,724,488
19,066	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	19,165,170
6,616	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	6,648,835
4,279	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,282,089
5,190	Virgin Media Investment Holdings, Term Loan F, First Lien	3.500%	6/30/23	BB–	5,179,108
147,354	Total Media				144,880,465

	Multiline Retail – 0.9% (0.6% of Total Investments)

9,080	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	9,115,939
2,840	Dollar Tree, Inc., Term Loan B2	4.250%	3/09/22	BB+	2,848,875
11,920	Total Multiline Retail				11,964,814

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

1,182	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	1,160,120
5,115	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,829,260
3,653	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	2,828,330
9,950	Total Oil, Gas & Consumable Fuels				6,817,710

	Pharmaceuticals – 5.9% (3.7% of Total Investments)

13,000	Endo Health Solutions, Inc., Asset Sale Bridge Loan, (WI/DD)	TBD	TBD	Ba1	13,024,375
4,500	Endo Health Solutions, Inc., Term Loan B, (WI/DD)	TBD	TBD	Ba1	4,526,366
36,294	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	36,355,337
12,712	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	BB+	12,740,477
4,888	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	BB+	4,916,353
7,234	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	3.500%	12/11/19	BB+	7,252,249
78,628	Total Pharmaceuticals				78,815,157

	Professional Services – 0.1% (0.0% of Total Investments)

930	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	926,381

	Real Estate Investment Trust – 5.6% (3.5% of Total Investments)

29,000	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	28,311,250
25,341	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	26,006,095

Nuveen Investments	65

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Investment Trust (continued)

$17,138	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	$17,172,473
4,318	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	4,141,403
75,797	Total Real Estate Investment Trust				75,631,221

	Real Estate Management & Development – 1.6% (1.0% of Total Investments)

21,540	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	21,664,660

	Semiconductors & Semiconductor Equipment – 5.1% (3.2% of Total Investments)

32,718	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	32,809,728
35,193	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	BB–	35,332,320
67,911	Total Semiconductors & Semiconductor Equipment				68,142,048

	Software – 15.3% (9.6% of Total Investments)

4,133	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	4,141,947
31,944	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	29,276,591
10,778	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	10,542,133
28,375	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	28,467,341
16,937	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	16,929,566
24,577	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	24,458,009
6,500	Informatica Corp., Term Loan B, (WI/DD)	TBD	TBD	B	6,512,864
18,169	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC	18,725,768
9,106	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	9,156,891
1,609	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,611,096
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	16,354,695
13,873	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	14,003,069
2,287	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	2,308,198
4,794	SunGard Data Systems, Inc., Term Loan E	4.000%	3/08/20	BB	4,807,751
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/29/17	CCC+	10,131,250
8,445	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	8,557,250
206,527	Total Software				205,984,419

	Specialty Retail – 4.0% (2.5% of Total Investments)

7,447	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB–	7,472,574
1,661	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,644,055
2,855	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba2	2,863,625
28,628	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	28,773,023
12,400	Staples, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	12,418,910
52,991	Total Specialty Retail				53,172,187

	Technology Hardware, Storage & Peripherals – 1.9% (1.2% of Total Investments)

25,611	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	25,633,939

	Trading Companies & Distributors – 1.5% (0.9% of Total Investments)

19,765	HD Supply, Inc., Term Loan	4.000%	6/28/18	BB–	19,819,476
$1,572,661	Total Variable Rate Senior Loan Interests (cost $1,564,798,155)				1,544,473,982

Shares	Description (1)				Value

	COMMON STOCKS – 6.6% (4.1% of Total Investments)

	Aerospace & Defense – 0.0% (0.0% of Total Investments)

21,263	Aerojet Rocketdyne Holdings Inc., (5)				$497,767
138	Boeing Company				19,895
255	Honeywell International Inc.				26,788
59	Lockheed Martin Corporation				12,219
39	TransDigm Group Inc., (5)				8,826
	Total Aerospace & Defense				565,495

66	Nuveen Investments

Shares	Description (1)	Value

	Air Freight & Logistics – 0.1% (0.1% of Total Investments)

111	FedEx Corporation	$19,028
8,892	Park Ohio Holdings Corporation	399,340
14,063	XPO Logistics, Incorporated, (5)	609,631
	Total Air Freight & Logistics	1,027,999

	Airlines – 0.0% (0.0% of Total Investments)

4,616	Ryanair Holdings PLC	342,092
321	Southwest Airlines Co.	11,620
156	United Continental Holdings Inc., (5)	8,797
	Total Airlines	362,509

	Auto Components – 0.0% (0.0% of Total Investments)

2,238	Delphi Automotive PLC	174,743
8,852	Remy International Inc.	262,019
	Total Auto Components	436,762

	Automobiles – 0.1% (0.1% of Total Investments)

4,494	Daimler AG, (7)	400,730
4,384	Toyota Motor Corporation, Sponsored ADR	585,089
12,219	Winnebago Industries Inc.	272,850
	Total Automobiles	1,258,669

	Banks – 0.5% (0.3% of Total Investments)

14,359	Banco Latinoamericano de Exportaciones S.A	395,160
25,101	Banco Santander SA	170,938
3,094	Bank of Nova Scotia	151,946
13,914	Banner Corporation	663,141
11,799	BNP Paribas SA, (7)	385,473
20,856	FCB Financial Holdings, Inc., Class A Shares, (5)	724,329
19,820	Lloyds TSB Group PLC	104,253
67,566	Mitsubishi UFJ Financial Group Inc.	495,259
9,491	National Australia Bank Limited, (7)	119,776
11,117	Pacwest Bancorp.	514,606
19,876	Privatebancorp, Inc.	821,674
8,001	Stonegate Bank	246,191
43,599	Sumitomo Mitsui Financial Group, Inc.	403,727
14,234	Trico Bancshares	352,861
11,235	Western Alliance Bancorporation, (5)	380,080
13,887	Wintrust Financial Corporation	748,787
	Total Banks	6,678,201

	Beverages – 0.1% (0.0% of Total Investments)

516	Coca-Cola Company	21,197
138	Constellation Brands, Inc., Class A	16,563
13,598	Embotelladora Andina SA	226,407
241	PepsiCo, Inc.	23,220
7,961	SABMiller PLC, (7)	417,515
	Total Beverages	704,902

	Biotechnology – 0.1% (0.1% of Total Investments)

180	Amgen Inc.	31,786
46	Biogen Inc., (5)	14,664
32	BioMarin Pharmaceutical Inc., (5)	4,681
39,895	Catalyst Pharmaceutical Partners, Inc., (5)	197,081
114	Celgene Corporation, (5)	14,963
15,862	Emergent BioSolutions, Inc., (5)	520,749
6,236	Enanta Pharmaceuticals Inc., (5)	315,853
317	Gilead Sciences, Inc.	37,362
8,151	Grifols SA	264,500
5,219	ISIS Pharmaceuticals, Inc., (5)	286,680
24,342	Progenics Pharmaceuticals, Inc., (5)	210,802
14	Regeneron Pharmaceuticals, Inc., (5)	7,751

Nuveen Investments	67

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Value

	Biotechnology (continued)

63	Vertex Pharmaceuticals Inc., (5)	$8,505
	Total Biotechnology	1,915,377

	Building Products – 0.1% (0.1% of Total Investments)

12,788	Caesarstone Sdot-Yam Limited, (5)	917,411

	Capital Markets – 0.1% (0.1% of Total Investments)

29,827	American Capital Limited, (5)	391,032
341	Charles Schwab Corporation	11,894
5,085	Credit Suisse Group	149,753
6,699	Deutsche Bank AG	234,599
24,633	Julius Baer Holding Limited Zurich AG, (7)	271,456
31,120	KCG Holdings Inc., Class A Shares, (5)	330,494
45,183	Nomura Holdings Inc.	325,318
221	SEI Investments Company	11,782
	Total Capital Markets	1,726,328

	Chemicals – 0.1% (0.1% of Total Investments)

25,507	Axalta Coating Systems Limited, (5)	811,378
49	International Flavors & Fragrances Inc.	5,664
36,417	Israel Chemicals Limited	249,456
146	LyondellBasell Industries NV	13,699
6,024	Methanex Corporation	271,622
66	Monsanto Company	6,725
14	NewMarket Corporation	5,568
128	PPG Industries, Inc.	13,873
56	Praxair, Inc.	6,392
	Total Chemicals	1,384,377

	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)

69,545	Casella Waste Systems, Inc., (5)	441,611
9,641	G&K Services, Inc.	632,064
8,659	Ritchie Bros. Auctioneers Incorporated	233,966
3,193	UniFirst Corporation	353,848
	Total Commercial Services & Supplies	1,661,489

	Communications Equipment – 0.0% (0.0% of Total Investments)

92	F5 Networks, Inc., (5)	12,341
32	Palo Alto Networks, Incorporated, (5)	5,947
19,902	Radware, Limited, (5)	378,934
	Total Communications Equipment	397,222

	Construction & Engineering – 0.0% (0.0% of Total Investments)

8,373	Abengoa SA, Class B	92,564

	Construction Materials – 0.0% (0.0% of Total Investments)

77	Martin Marietta Materials	12,075

	Consumer Finance – 0.0% (0.0% of Total Investments)

239	American Express Company	18,178

	Containers & Packaging – 0.1% (0.0% of Total Investments)

17,970	Berry Plastics Corporation, (5)	585,103

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

403,318	Cengage Learning Holdings II LP, (5), (7)	10,687,927

	Diversified Financial Services – 0.0% (0.0% of Total Investments)

200	Voya Financial Inc.	9,390

68	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.2% (0.1% of Total Investments)

5,825	BT Group PLC	$420,915
7,849	Chunghwa Telecom Co., Ltd	243,711
12,140	Deutsche Telekom AG, (7)	218,520
8,693	Nippon Telegraph and Telephone Corporation, ADR	335,811
6,126	PT Telekomunikasi Indonesia	263,479
12,776	Spark New Zealand Limited, (7)	124,310
12,299	Telstra Corporation Limited, (7)	290,010
513	Verizon Communications Inc.	24,003
190	Zayo Group Holdings, Inc., (5)	5,073
	Total Diversified Telecommunication Services	1,925,832

	Electric Utilities – 0.1% (0.0% of Total Investments)

12,171	Korea Electric Power Corporation	262,285
13,331	Unitil Corp.	473,917
	Total Electric Utilities	736,202

	Electrical Equipment – 0.0% (0.0% of Total Investments)

197	Ametek Inc.	10,451

	Electronic Equipment, Instruments & Components – 0.1% (0.1% of Total Investments)

50,686	Au Optronic Corporation	168,784
6,081	SYNNEX Corporation	459,906
6,392	Zebra Technologies Corporation, Class A, (5)	687,971
	Total Electronic Equipment, Instruments & Components	1,316,661

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

83	Schlumberger Limited	6,874

	Food & Staples Retailing – 0.2% (0.1% of Total Investments)

5,053	Casey’s General Stores, Inc.	516,492
152	Costco Wholesale Corporation	22,086
15,077	Delhaize America Inc.	340,137
468	Kroger Co.	18,364
38,062	Metro AG, (7)	237,507
63,390	Rite Aid Corporation, (5)	564,805
49,194	SUPERVALU INC.	453,569
162	Walgreens Boots Alliance Inc.	15,654
	Total Food & Staples Retailing	2,168,614

	Food Products – 0.0% (0.0% of Total Investments)

114	Hershey Foods Corporation	10,589
2,957	Nestle S.A, (7)	223,549
	Total Food Products	234,138

	Gas Utilities – 0.0% (0.0% of Total Investments)

5,013	Laclede Group Inc.	271,253

	Health Care Equipment & Supplies – 0.2% (0.1% of Total Investments)

5,053	DexCom, Inc., (5)	427,736
13,147	Insulet Corporation, (5)	445,552
13,460	Merit Medical Systems, Inc., (5)	344,038
13,125	Tandem Diabetes Care Inc., (5)	164,719
4,843	Teleflex Inc.	648,914
10,467	Wright Medical Group, Inc., (5)	270,467
	Total Health Care Equipment & Supplies	2,301,426

	Health Care Providers & Services – 0.2% (0.1% of Total Investments)

11,038	AMN Healthcare Services Inc., (5)	324,848
46	CIGNA Corporation	6,627
117	Express Scripts, Holding Company, (5)	10,538
135	HCA Holdings Inc., (5)	12,556

Nuveen Investments	69

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

27,202	Kindred Healthcare Inc.	$561,177
6,969	Lifepoint Hospitals Inc., (5)	577,451
107	McKesson HBOC Inc.	23,601
8,689	Pharmerica Corporation, (5)	296,903
9,411	Team Health Holdings Inc., (5)	634,396
166	UnitedHealth Group Incorporated	20,152
37,421	Universal American Corporation, (5)	346,893
	Total Health Care Providers & Services	2,815,142

	Health Care Technology – 0.0% (0.0% of Total Investments)

19,676	MedAssets Inc., (5)	458,451

	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)

6,691	BJ’s Restaurants, Inc., (5)	344,988
231	Brinker International Inc.	13,837
6,258	Carnival Corporation	346,318
10,199	China Lodging Group Limited, (5)	236,209
18,764	Dave & Buster’s Entertainment Inc., (5)	728,043
3,577	Intercontinental Hotels Group	149,626
20,839	La Quinta Holdings Inc., (5)	442,204
9,294	Marriott Vacations World	776,978
149	McDonald’s Corporation	14,879
33,448	Penn National Gaming, Inc., (5)	638,188
16,938	Sonic Corporation	503,397
479	Starbucks Corporation	27,748
204	Wyndham Worldwide Corporation	16,834
	Total Hotels, Restaurants & Leisure	4,239,249

	Household Durables – 0.0% (0.0% of Total Investments)

25,288	Panasonic Corporation, (7)	295,111

	Household Products – 0.0% (0.0% of Total Investments)

49	Kimberly-Clark Corporation	5,634

	Independent Power & Renewable Electricity Producers – 0.0% (0.0% of Total Investments)

6,042	Huaneng Power International Inc.	292,735

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

156	Carlisle Companies Inc.	15,797
149	Danaher Corporation	13,642
	Total Industrial Conglomerates	29,439

	Insurance – 0.3% (0.2% of Total Investments)

30,811	Allinaz S.E, (7)	505,300
12,101	Argo Group International Holdings Inc.	682,254
176	Arthur J. Gallagher & Co.	8,348
10,066	AXA-UAP, (7)	264,836
22,372	Fidelity & Guaranty Life	582,343
36,640	FNFV Group, (5)	533,478
39,061	Patriot National Inc., (5)	726,535
11,465	Primerica Inc.	518,562
96	Prudential Corporation PLC	4,537
7,833	Sun Life Financial Inc.	255,512
	Total Insurance	4,081,705

	Internet & Catalog Retail – 0.0% (0.0% of Total Investments)

80	Amazon.com, Inc., (5)	42,892
3,282	CTRIP.com, (5)	234,926
49	NetFlix.com Inc., (5)	5,601
8	priceline.com Incorporated, (5)	9,949
	Total Internet & Catalog Retail	293,368

70	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 0.1% (0.0% of Total Investments)

176	Akamai Technologies, Inc., (5)	$13,501
207	eBay Inc., (5)	5,821
461	Facebook Inc., Class A Shares, (5)	43,339
117	Google Inc., Class A, (5)	76,928
1,743	Netease.com, Inc.	241,632
3,436	Qihoo 360 Technology Co. Ltd, (5)	213,066
	Total Internet Software & Services	594,287

	IT Services – 0.3% (0.2% of Total Investments)

170	Amdocs Limited	9,971
22,729	Black Knight Financial Services, Inc., Class A Shares, (5)	740,511
18,014	Blackhawk Network Holdings Inc., (5)	827,383
214	Cognizant Technology Solutions Corporation, Class A, (5)	13,503
11,335	CSG Systems International Inc.	352,519
22,043	Evertec Inc.	414,849
266	MasterCard, Inc.	25,908
35,675	Net 1 Ueps Technologies, Inc., (5)	692,809
207	PayPal Holdings, Inc., (5)	8,011
231	Total System Services Inc.	10,677
9,666	VeriFone Holdings Inc., (5)	311,052
341	Visa Inc.	25,691
9,380	WNS Holdings Limited, (5)	279,618
	Total IT Services	3,712,502

	Life Sciences Tools & Services – 0.0% (0.0% of Total Investments)

383	Bruker Biosciences Corporation, (5)	8,062
3,872	ICON plc, (5)	312,858
	Total Life Sciences Tools & Services	320,920

	Machinery – 0.2% (0.1% of Total Investments)

17,430	Barnes Group Inc.	678,550
20,528	Briggs & Stratton Corporation	379,357
5,349	Fanuc Limited, (7)	148,542
3,543	Greenbrier Companies Inc.	162,092
20,587	John Bean Technologies Corporation	750,396
9,975	Sun Hydraulics Corporation	353,315
83	WABCO Holdings Inc.	10,248
135	Wabtec Corporation	13,661
	Total Machinery	2,496,161

	Media – 0.2% (0.2% of Total Investments)

596	Comcast Corporation, Class A	37,196
2,174	Cumulus Media, Inc., (5)	3,587
7,146	Madison Square Garden Inc., (5)	595,976
12,825	Pearson Public Limited Company	239,315
14,741	Publicis Groupe, (7)	279,195
10,835	Starz, Class A, (5)	438,276
22,352	Tribune Media Company	1,128,552
17,987	Tribune Media Company, (6)	—
5,588	Tribune Publishing Company	83,205
218	Twenty First Century Fox Inc., Class A Shares	7,519
63	Viacom Inc., Class B	3,591
410	Walt Disney Company	49,200
2,937	WPP Group PLC	338,166
	Total Media	3,203,778

	Metals & Mining – 0.1% (0.0% of Total Investments)

58,911	Alumina Limited, (7)	251,550
24,683	Compania De Minas Buenaventura	175,743
104	Compass Minerals International, Inc.	8,320
19,754	Constellium N.V., Class A Shares, (5)	219,269
23,357	Newcrest Mining Limited, (7)	194,330
	Total Metals & Mining	849,212

Nuveen Investments	71

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Value

	Multiline Retail – 0.1% (0.0% of Total Investments)

12,334	Burlington Store Inc., (5)	$678,863
190	Dollar Tree Stores Inc., (5)	14,826
	Total Multiline Retail	693,689

	Multi-Utilities – 0.0% (0.0% of Total Investments)

4,974	E.ON SE, (7)	65,508
15,465	Veolia Environment S.A., ADR, (7)	344,560
	Total Multi-Utilities	410,068

	Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)

11,955	BP PLC	441,976
6,369	Carrizo Oil & Gas, Inc., (5)	242,850
1,826	CNOOC Limited	223,959
69	EOG Resources, Inc.	5,326
5,420	NuStar Group Holdings LLC	182,600
4,258	PDC Energy Inc., (5)	199,913
24,823	Petroleo Brasileiro, Sponsored ADR	168,796
8,084	Royal Dutch Shell PLC, Class A	464,668
6,157	Royal Dutch Shell PLC, Class B Shares	358,030
6,352	SemGroup Corporation, A Shares	451,564
14,112	Statoil ASA	238,634
7,912	Suncor Energy, Inc.	222,802
2,611	Targa Resources Corporation	230,943
9,189	Total SA, Sponsored ADR	452,926
121	Williams Companies, Inc.	6,350
	Total Oil, Gas & Consumable Fuels	3,891,337

	Paper & Forest Products – 0.1% (0.0% of Total Investments)

7,303	Clearwater Paper Corporation, (5)	429,782
17,517	Fibria Celulose S.A	233,326
	Total Paper & Forest Products	663,108

	Personal Products – 0.1% (0.0% of Total Investments)

8,778	L’Oreal, (7)	327,419
7,881	Unilever PLC	357,246
	Total Personal Products	684,665

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

485	AbbVie Inc.	33,955
92	Allergan PLC, (5)	30,466
11,845	AstraZeneca PLC	400,243
245	Bristol-Myers Squibb Company	16,082
83	Eli Lilly and Company	7,014
1,279	Jazz Pharmaceuticals, Inc., (5)	245,875
135	Mylan NV, (5)	7,559
7,025	Novartis AG, Sponsored ADR	728,844
9,648	Novo-Nordisk A/S	568,846
503	Pfizer Inc.	18,138
16,740	Roche Holdings AG, Sponsored ADR, (7)	604,481
9,728	Sanofi-Aventis	525,215
1,710	Shire plc, ADR	456,245
1,245	Valeant Pharmaceuticals International	320,625
	Total Pharmaceuticals	3,963,588

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

20,469	CubeSmart	535,469
53	Equinix Inc.	14,782
20,449	Hudson Pacific Properties Inc.	629,420
23,455	iStar Financial Inc., (5)	307,261
16,367	LaSalle Hotel Properties	544,530
23,803	Northstar Realty Finance Corporation	380,848

72	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

441	Paramount Group Inc.	$7,881
6,423	PS Business Parks Inc.	494,507
87	Simon Property Group, Inc.	16,288
8,229	Sun Communities Inc.	571,998
	Total Real Estate Investment Trust	3,502,984

	Real Estate Management & Development – 0.0% (0.0% of Total Investments)

365	CBRE Group Inc., (5)	13,859

	Road & Rail – 0.0% (0.0% of Total Investments)

80	J.B. Hunt Transports Services Inc.	6,730
266	Union Pacific Corporation	25,959
	Total Road & Rail	32,689

	Semiconductors & Semiconductor Equipment – 0.3% (0.2% of Total Investments)

1,492	ARM Holdings PLC	70,184
176	Avago Technologies Limited	22,025
174,213	Axcelis Technologies Inc., (5)	513,928
252	Broadcom Corporation, Class A	12,754
17,950	Infineon Technologies AG, (7)	202,835
25,364	Inphi Corporation, (5)	576,524
17,430	MA-COM Technology Solutions Holdings Incorporated, (5)	587,565
13,566	Mellanox Technologies, Limited, (5)	570,450
2,633	NXP Semiconductors NV, (5)	255,375
22,055	Tokyo Electron Limited, (7)	302,815
23,823	Xcerra Corporation, (5)	149,728
	Total Semiconductors & Semiconductor Equipment	3,264,183

	Software – 0.1% (0.1% of Total Investments)

96	Adobe Systems Incorporated, (5)	7,871
6,176	Aspen Technology Inc., (5)	274,091
10,409	Manhattan Associates Inc., (5)	674,711
709	Microsoft Corporation	33,110
798	Oracle Corporation	31,872
183	Parametric Technology Corporation, (5)	6,652
200	Salesforce.com, Inc., (5)	14,660
13,283	Take-Two Interactive Software, Inc., (5)	419,477
	Total Software	1,462,444

	Specialty Retail – 0.1% (0.1% of Total Investments)

6,004	Group 1 Automotive Inc.	582,208
372	Home Depot, Inc.	43,535
18,809	Industria de Diseno Textil SA, Inditex, (7)	323,927
5,827	Lithia Motors Inc.	697,434
101	O’Reilly Automotive Inc., (5)	24,271
128	Restoration Hardware Holdings Incorporated, (5)	12,987
362	Ross Stores, Inc.	19,244
131	TJX Companies, Inc.	9,146
	Total Specialty Retail	1,712,752

	Technology Hardware, Storage & Peripherals – 0.0% (0.0% of Total Investments)

912	Apple, Inc.	110,626
17,181	Logitech International SA	246,032
	Total Technology Hardware, Storage & Peripherals	356,658

	Textiles, Apparel & Luxury Goods – 0.0% (0.0% of Total Investments)

49	Carter’s Inc.	4,969
4,961	Luxottica Group SpA	358,283
214	Nike, Inc., Class B	24,657
	Total Textiles, Apparel & Luxury Goods	387,909

Nuveen Investments	73

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)				Value

	Thrifts & Mortgage Finance – 0.1% (0.1% of Total Investments)

21,887	Essent Group Limited, (5)				$640,631
11,520	First Defiance Financial Corporation				442,944
31,727	Walker & Dunlop Inc., (5)				759,862
	Total Thrifts & Mortgage Finance				1,843,437

	Tobacco – 0.0% (0.0% of Total Investments)

3,987	British American Tobacco PLC				474,452
4,557	Japan Tobacco Inc., (7)				88,679
117	Philip Morris International				10,007
	Total Tobacco				573,138

	Trading Companies & Distributors – 0.1% (0.1% of Total Investments)

5,861	AerCap Holdings N.V, (5)				274,529
43,703	Fly Leasing Limited				657,293
6,392	Watsco Inc.				819,710
	Total Trading Companies & Distributors				1,751,532

	Transportation Infrastructure – 0.0% (0.0% of Total Investments)

3,000	Grupo Aeroportuario del Pacifico S.A.B. de CV				236,640
1,245	Grupo Aeroportuario del Sureste SA de CV				186,264
	Total Transportation Infrastructure				422,904

	Wireless Telecommunication Services – 0.0% (0.0% of Total Investments)

34,812	KDDI Corporation, (7)				440,372
	Total Common Stocks (cost $91,090,415)				89,172,439

Shares	Description (1), (9)				Value

	EXCHANGE-TRADED FUNDS – 0.8% (0.5% of Total Investments)

4,318	First Trust NYSE Arca Biotechnology Index Fund				545,752
113,500	iShares iBoxx $ High Yield Corporate Bond ETF				9,984,595
	Total Exchange-Traded Funds (cost $10,542,696)				10,530,347

Shares	Description (1)	Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

60,000	Frontier Communications Corporation	11.125%		N/R	$5,865,000
	Total Convertible Preferred Securities (cost $5,912,528)				5,865,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 31.8% (19.9% of Total Investments)

	Chemicals – 0.5% (0.3% of Total Investments)

$7,500	Hexion Inc.	6.625%	4/15/20	B3	$6,871,875

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	3,900,000

	Communications Equipment – 2.6% (1.6% of Total Investments)

19,000	Avaya Inc., 144A, (8)	7.000%	4/01/19	B1	18,335,000
10,000	Avaya Inc., 144A	10.500%	3/01/21	CCC+	8,125,000
8,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B	8,403,625
37,510	Total Communications Equipment				34,863,625

74	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Financial Services – 0.4% (0.3% of Total Investments)

$5,015	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	$5,303,363

	Diversified Telecommunication Services – 3.1% (2.0% of Total Investments)

10,000	Frontier Communications Corporation, (8)	6.250%	9/15/21	BB	9,225,000
6,000	Frontier Communications Corporation	6.875%	1/15/25	BB	5,107,500
11,800	IntelSat Limited	7.750%	6/01/21	CCC+	9,381,000
23,355	IntelSat Limited, (8)	8.125%	6/01/23	CCC+	18,567,225
51,155	Total Diversified Telecommunication Services				42,280,725

	Electronic Equipment, Instruments & Components – 1.2% (0.7% of Total Investments)

14,500	Zebra Technologies Corporation, 144A, (8)	7.250%	10/15/22	B	15,877,500

	Food & Staples Retailing – 0.4% (0.3% of Total Investments)

5,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	5,193,750

	Health Care Equipment & Supplies – 2.6% (1.6% of Total Investments)

25,460	Tenet Healthcare Corporation, (8)	8.125%	4/01/22	B3	28,563,065
5,600	THC Escrow Corporation II, 144A	6.750%	6/15/23	B3	5,852,000
31,060	Total Health Care Equipment & Supplies				34,415,065

	Health Care Providers & Services – 1.7% (1.1% of Total Investments)

10,000	Community Health Systems, Inc., (8)	6.875%	2/01/22	B+	10,700,000
12,500	DJO Finco Inc / DJO Finance LLC / DJO Finance Corporation, 144A	8.125%	6/15/21	CCC+	12,843,750
22,500	Total Health Care Providers & Services				23,543,750

	Hotels, Restaurants & Leisure – 1.9% (1.2% of Total Investments)

2,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	2,220,000
4,250	Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	4,404,063
20,000	Scientific Games International Inc.	10.000%	12/01/22	B	19,425,000
26,250	Total Hotels, Restaurants & Leisure				26,049,063

	Media – 4.2% (2.6% of Total Investments)

2,500	Affinion Investments LLC	13.500%	8/15/18	CCC–	1,131,250
6,860	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	6,894,300
10,609	Clear Channel Communications, Inc., (8)	9.000%	12/15/19	CCC+	10,197,901
39,809	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	26,323,773
300	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	271,500
10,000	McGraw-Hill Global Education Holdings, (8)	9.750%	4/01/21	BB	11,075,000
70,078	Total Media				55,893,724

	Multiline Retail – 0.6% (0.4% of Total Investments)

7,375	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	7,780,625

	Pharmaceuticals – 2.1% (1.3% of Total Investments)

3,600	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	3,744,000
5,350	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B1	5,510,500
14,000	Jaguar Holding Company I, 144A, (8)	9.375%	10/15/17	CCC+	14,297,500
2,060	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	2,142,194
2,060	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	2,152,700
27,070	Total Pharmaceuticals				27,846,894

	Real Estate Investment Trust – 1.0% (0.6% of Total Investments)

13,950	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	13,322,250

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

14,000	Advanced Micro Devices, Inc., (8)	7.000%	7/01/24	B–	9,310,000

	Software – 0.8% (0.5% of Total Investments)

7,500	Balboa Merger Sub Inc., 144A, (8)	11.375%	12/01/21	CCC	7,518,750

Nuveen Investments	75

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Software (continued)

$5,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$3,725,000
12,500	Total Software				11,243,750

	Specialty Retail – 1.1% (0.7% of Total Investments)

7,000	99 Cents Only Stores, (8)	11.000%	12/15/19	Caa1	5,740,000
9,500	Claires Stores, Inc., 144A, (8)	9.000%	3/15/19	B3	8,229,375
1,200	Claires Stores, Inc.	10.500%	6/01/17	CC	744,000
17,700	Total Specialty Retail				14,713,375

	Trading Companies & Distributors – 1.3% (0.8% of Total Investments)

14,650	HD Supply Inc., (8)	11.500%	7/15/20	B–	17,021,396

	Wireless Telecommunication Services – 5.3% (3.3% of Total Investments)

12,000	Altice Financing SA, 144A	6.625%	2/15/23	BB–	12,360,000
2,500	Sprint Corporation	7.250%	9/15/21	B+	2,390,623
41,000	Sprint Corporation	7.875%	9/15/23	B+	39,308,750
5,000	T-Mobile USA Inc.	6.250%	4/01/21	BB	5,237,500
12,000	T-Mobile USA Inc., (8)	6.375%	3/01/25	BB	12,585,000
72,500	Total Wireless Telecommunication Services				71,881,873
$454,213	Total Corporate Bonds (cost $451,005,635)				427,312,603
	Total Long-Term Investments (cost $2,123,349,429)				2,077,354,371

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.4% (3.4% of Total Investments)

	REPURCHASE AGREEMENTS – 5.4% (3.4% of Total Investments)

$73,474	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $73,473,894, collateralized by: $20,135,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $19,556,119; $55,810,000 U.S. Treasury Notes, 1.750%, due 2/28/22, value $55,391,425	0.000%	8/03/15		$73,473,894
	Total Short-Term Investments (cost $73,473,894)				73,473,894
	Total Investments (cost $2,196,823,323) – 159.9%				2,150,828,265
	Borrowings – (47.6)% (10), (11)				(640,000,000)
	Reverse Repurchase Agreements – (11.9)% (12)				(160,194,265)
	Other Assets Less Liabilities – (0.4)%				(5,871,155)
	Net Assets Applicable to Common Shares – 100%				$1,344,762,845

76	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(9)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 29.8%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives or reverse repurchase agreements, when applicable) as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.4%

ADR	American Depositary Receipt

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of Assets and Liabilities	July 31, 2015

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $444,290,240, $1,047,894,949, $740,105,798, $269,054,822 and $2,123,349,429, respectively)	$433,579,036	$1,022,476,457	$723,896,274	$265,402,287	$2,077,354,371
Short-term investments, at value (cost approximates value)	39,279,324	98,943,902	61,801,154	15,857,005	73,473,894
Cash collateral at brokers(1)	—	—	—	650,000	—
Cash denominated in foreign currencies (cost $1,805, $4,597, $3,071, $— and $—, respectively)	1,778	4,527	3,024	—	—
Credit default swaps premiums paid	—	—	—	343,215	—
Unrealized appreciation on credit default swaps, net	—	—	—	103,800	—
Receivable for:
Dividends	806	2,498	1,962	—	72,701
Interest	2,890,314	6,728,455	5,177,106	1,814,883	18,164,698
Investments sold	3,071,258	10,537,401	6,020,320	966,482	89,232,946
Reclaims	—	—	—	—	24,238
Deferred offering costs	333,476	725,353	528,227	—	—
Other assets	198,068	420,524	263,531	21,585	335,680
Total assets	479,354,060	1,139,839,117	797,691,598	285,159,257	2,258,658,528
Liabilities
Borrowings	112,500,000	270,300,000	188,800,000	85,200,000	640,000,000
Reverse repurchase agreements	—	—	—	—	160,194,265
Unrealized depreciation on interest rate swaps	—	—	—	302,028	—
Payable for:
Dividends	1,327,324	3,276,390	2,391,393	904,705	6,720,662
Investments purchased	30,242,406	62,936,748	43,660,781	10,363,257	104,068,082
Variable Rate Term Preferred (“VRTP”) Shares, at liquidation value	58,000,000	139,000,000	98,000,000	—	—
Accrued expenses:
Interest	110,092	265,151	185,755	77,971	812,117
Management fees	310,018	729,633	515,275	189,498	1,464,839
Trustees fees	64,379	115,796	72,490	10,003	321,604
Other	269,620	413,957	337,102	80,435	314,114
Total liabilities	202,823,839	477,037,675	333,962,796	97,127,897	913,895,683
Net assets applicable to common shares	$276,530,221	$662,801,442	$463,728,802	$188,031,360	$1,344,762,845
Common shares outstanding	38,626,872	55,169,216	38,478,782	10,095,286	136,071,090
Net asset value (“NAV”) per common share outstanding	$7.16	$12.01	$12.05	$18.63	$9.88
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,269	$551,692	$384,788	$100,953	$1,360,711
Paid-in surplus	324,736,937	766,273,473	526,775,524	192,369,788	1,838,004,678
Undistributed (Over-distribution of) net investment income	(342,112)	(1,108,914)	(282,189)	(899,188)	2,140,829
Accumulated net realized gain (loss)	(37,539,642)	(77,496,247)	(46,939,750)	310,570	(450,748,463)
Net unrealized appreciation (depreciation)	(10,711,231)	(25,418,562)	(16,209,571)	(3,850,763)	(45,994,910)
Net assets applicable to common shares	$276,530,221	$662,801,442	$463,728,802	$188,031,360	$1,344,762,845
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

78	Nuveen Investments

Statement of Operations	Year Ended July 31, 2015

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $57,630, $—, $—, $— and $38,623, respectively)	$23,659,955	$56,031,662	$40,939,709	$15,520,853	$110,033,751
Fees	231,162	609,345	439,035	224,275	1,473,363
Total investment income	23,891,117	56,641,007	41,378,744	15,745,128	111,507,114
Expenses
Management fees	3,688,645	8,670,680	6,130,691	2,253,160	16,361,298
Interest expense and amortization of offering costs	2,526,629	5,950,989	4,210,057	869,487	9,111,403
Custodian fees	157,454	345,468	243,663	115,889	524,808
Trustees fees	16,868	40,055	28,149	10,430	76,109
Professional fees	111,175	141,390	125,207	97,439	138,900
Shareholder reporting expenses	70,193	101,144	59,773	45,572	341,809
Shareholder servicing agent fees	20,297	18,512	17,996	210	5,812
Stock exchange listing fees	12,449	17,778	12,400	8,315	43,877
Investor relations expenses	49,773	138,055	97,822	4,681	149,761
Other	37,060	50,352	44,307	12,559	45,375
Total expenses	6,690,543	15,474,423	10,970,065	3,417,742	26,799,152
Net investment income (loss)	17,200,574	41,166,584	30,408,679	12,327,386	84,707,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(370,349)	1,075,483	890,595	401,299	22,176,347
Swaps	(607,114)	(1,623,403)	(962,762)	(438,439)	(3,031,192)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(14,108,045)	(34,151,330)	(26,174,687)	(8,796,752)	(81,354,562)
Swaps	550,340	1,471,592	872,730	54,909	2,744,568
Net realized and unrealized gain (loss)	(14,535,168)	(33,227,658)	(25,374,124)	(8,778,983)	(59,464,839)
Net increase (decrease) in net assets applicable to common shares from operations	$2,665,406	$7,938,926	$5,034,555	$3,548,403	$25,243,123

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Changes in Net Assets

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$17,200,574	$17,092,463	$41,166,584	$41,303,198
Net realized gain (loss) from:
Investments and foreign currency	(370,349)	3,139,965	1,075,483	5,977,009
Swaps	(607,114)	(531,232)	(1,623,403)	(1,420,498)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(14,108,045)	(937,044)	(34,151,330)	(2,127,767)
Swaps	550,340	423,385	1,471,592	1,132,120
Net increase (decrease) in net assets applicable to common shares from operations	2,665,406	19,187,537	7,938,926	44,864,062
Distributions to Common Shareholders
From net investment income	(16,223,287)	(17,150,331)	(39,721,836)	(41,928,604)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,223,287)	(17,150,331)	(39,721,836)	(41,928,604)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—	—	284,185
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	25,528	—	52,666
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	25,528	—	336,851
Net increase (decrease) in net assets applicable to common shares	(13,557,881)	2,062,734	(31,782,910)	3,272,309
Net assets applicable to common shares at the beginning of period	290,088,102	288,025,368	694,584,352	691,312,043
Net assets applicable to common shares at the end of period	$276,530,221	$290,088,102	$662,801,442	$694,584,352
Undistributed (Over-distribution of) net investment income at the end of period	$(342,112)	$(1,407,209)	$(1,108,914)	$(3,020,467)

See accompanying notes to financial statements.

80	Nuveen Investments

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$30,408,679	$30,031,172	$12,327,386	$12,995,874
Net realized gain (loss) from:
Investments and foreign currency	890,595	4,586,814	401,299	1,603,624
Swaps	(962,762)	(842,428)	(438,439)	(763,186)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,174,687)	1,039,424	(8,796,752)	(1,381,412)
Swaps	872,730	671,405	54,909	263,554
Net increase (decrease) in net assets applicable to common shares from operations	5,034,555	35,486,387	3,548,403	12,718,454
Distributions to Common Shareholders
From net investment income	(29,089,959)	(30,513,055)	(11,750,913)	(13,830,542)
From accumulated net realized gains	—	—	(379,583)	(3,300,149)
Decrease in net assets applicable to common shares from distributions to common shareholders	(29,089,959)	(30,513,055)	(12,130,496)	(17,130,691)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	542,095	—	(5,690)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	64,515	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	606,610	—	(5,690)
Net increase (decrease) in net assets applicable to common shares	(24,055,404)	5,579,942	(8,582,093)	(4,417,927)
Net assets applicable to common shares at the beginning of period	487,784,206	482,204,264	196,613,453	201,031,380
Net assets applicable to common shares at the end of period	$463,728,802	$487,784,206	$188,031,360	$196,613,453
Undistributed (Over-distribution of) net investment income at the end of period	$(282,189)	$(1,962,572)	$(899,188)	$(1,128,155)

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Changes in Net Assets (continued)

	Credit Strategies Income (JQC)
	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$84,707,962	$81,415,145
Net realized gain (loss) from:
Investments and foreign currency	22,176,347	35,651,566
Swaps	(3,031,192)	(2,646,702)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(81,354,562)	(12,338,040)
Swaps	2,744,568	2,084,814
Net increase (decrease) in net assets applicable to common shares from operations	25,243,123	104,166,783
Distributions to Common Shareholders
From net investment income	(75,543,576)	(87,747,986)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(75,543,576)	(87,747,986)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs and adjustments	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Cost of shared repurchased and retired	(1,239,262)	(377,250)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,239,262)	(377,250)
Net increase (decrease) in net assets applicable to common shares	(51,539,715)	16,041,547
Net assets applicable to common shares at the beginning of period	1,396,302,560	1,380,261,013
Net assets applicable to common shares at the end of period	$1,344,762,845	$1,396,302,560
Undistributed (Over-distribution of) net investment income at the end of period	$2,140,829	$(7,365,007)

See accompanying notes to financial statements.

82	Nuveen Investments

Statement of Cash Flows	Year Ended July 31, 2015

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$2,665,406	$7,938,926	$5,034,555	$3,548,403	$25,243,123
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(161,729,023)	(354,288,727)	(257,062,074)	(91,566,022)	(1,371,152,412)
Proceeds from sales and maturities of investments	149,331,097	340,696,618	252,289,123	83,880,569	1,173,597,533
Proceeds from (Purchases of) short-term investments, net	(16,985,843)	(33,304,713)	(29,141,057)	4,963,851	35,302,216
Proceeds from (Payments for) swap contracts, net	(607,114)	(1,623,403)	(962,762)	(438,439)	(3,031,192)
Proceeds from (Payments for) cash denominated in foreign currencies	(1,778)	(4,527)	(3,024)	—	—
Proceeds from (Payments for) closed foreign currency spot contracts	(5,885)	(14,983)	(10,009)	—	—
Proceeds from litigation settlement	442	885	442	—	1,319,286
Investment transaction adjustments, net	(122,967)	(278,519)	(210,835)	(50,715)	(659,049)
Amortization (Accretion) of premiums and discounts, net	(575,483)	(1,400,449)	(1,185,645)	(583,553)	(1,427,651)
Amortization of deferred offering costs	250,172	450,471	328,520	—	—
(Increase) Decrease in:
Cash collateral at brokers	704,350	1,642,915	875,000	(120,000)	2,948,000
Credit default swaps premiums paid	—	—	—	(159,228)	—
Receivable for dividends	(806)	(2,498)	(1,962)	—	(27,818)
Receivable for interest	183,930	270,525	217,291	(14,222)	(3,925,198)
Receivable for investments sold	11,923,966	14,294,102	12,371,102	3,107,198	(64,633,166)
Receivable for reclaims	—	—	—	—	1,386
Other assets	(60,993)	(133,116)	(91,212)	(3,489)	513,779
Increase (Decrease) in:
Payable for investments purchased	16,388,407	31,694,782	19,443,404	766,378	27,345,437
Payable for unfunded senior loans	(133,735)	(793,786)	(551,839)	(133,735)	—
Accrued interest	5,804	22,977	9,772	23,481	768,489
Accrued management fees	(9,808)	(21,535)	(16,822)	(6,126)	84,158
Accrued Trustees fees	16,785	27,099	17,038	2,429	69,717
Accrued other expenses	79,094	62,809	72,179	(28,948)	(62,173)
Net realized (gain) loss from:
Investments and foreign currency	370,349	(1,075,483)	(890,595)	(401,299)	(22,176,347)
Swaps	607,114	1,623,403	962,762	438,439	3,031,192
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	14,108,045	34,151,330	26,174,687	8,796,752	81,354,562
Swaps	(550,340)	(1,471,592)	(872,730)	(54,909)	(2,744,568)
Net cash provided by (used in) operating activities	15,851,186	38,463,511	26,795,309	11,966,815	(118,260,696)
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	—	—	—	—	160,194,265
Proceeds from borrowings	500,000	1,300,000	800,000	200,000	34,000,000
Increase (Decrease) in:
Payable for offering costs	(28,638)	—	—	—	—
Accrued shelf offering costs	(99,857)	(46,620)	(93,295)	—	(18,734)
Cash distributions paid to common shareholders	(16,222,691)	(39,716,891)	(29,090,508)	(12,166,815)	(74,675,573)
Cost of common shares repurchased and retired	—	—	—	—	(1,239,262)
Net cash provided by (used in) financing activities	(15,851,186)	(38,463,511)	(28,383,803)	(11,966,815)	118,260,696
Net Increase (Decrease) in Cash	—	—	(1,588,494)	—	—
Cash at the beginning of period	—	—	1,588,494	—	—
Cash at the end of period	$—	$—	$—	$—	$—

Supplemental Disclosures of Cash Flow Information	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest (excluding borrowing costs and amortization of offering costs)	$2,139,972	$5,094,342	$3,604,280	$751,006	$7,432,943

See accompanying notes to financial statements.

Nuveen Investments	83

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

Senior Income (NSL)
Year Ended 7/31:
2015	$7.51	$0.45	$(0.38)	$0.07	$(0.42)	$—	$(0.42)	$—		$—		$7.16	$6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		7.51	6.98
2013	7.07	0.54	0.35	0.89	(0.56)	—	(0.56)	(0.01)		0.07		7.46	7.45
2012	7.12	0.57	(0.10)	0.47	(0.54)	—	(0.54)	—		0.02		7.07	7.29
2011	6.81	0.64	0.09	0.73	(0.49)	—	(0.49)	—		0.07		7.12	6.99

Floating Rate Income (JFR)
Year Ended 7/31:
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—	*	12.59	11.72
2013	11.87	0.90	0.68	1.58	(0.97)	—	(0.97)	—	*	0.06		12.54	12.72
2012	12.06	1.02	(0.25)	0.77	(0.96)	—	(0.96)	—		—	*	11.87	11.78
2011	11.47	1.07	0.19	1.26	(0.69)	—	(0.69)	—		0.02		12.06	11.41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2015	0.89%
2014	0.72
2013	0.47
2012	0.47
2011	0.49

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2015	0.88%
2014	0.71
2013	0.48
2012	0.51
2011	0.52

84	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)		Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)(e)	Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(g)

0.96%	(3.25)%	$276,530	2.37%	6.08%	N/A	N/A	34%
6.78	(0.29)	290,088	2.15	5.89	N/A	N/A	58
13.89	10.23	288,025	1.74	7.32	N/A	N/A	76
7.34	12.78	231,866	1.82	8.34	N/A	N/A	64
12.01	7.72	227,986	1.78	8.99	N/A	N/A	100

1.15	(2.88)	662,801	2.29	6.08	N/A	N/A	33
6.62	(1.84)	694,584	2.05	5.94	N/A	N/A	52
14.26	16.76	691,312	1.71	7.34	N/A	N/A	69
6.91	12.43	572,118	1.79	8.72	1.72	8.80	57
11.31	7.96	580,419	1.72	8.74	1.54	8.92	99

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for the matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Senior Income (NSL)
Year Ended 7/31:
2015	—%
2014	—
2013	—
2012	(0.01)
2011	0.02

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Floating Rate Income (JFR)
Year Ended 7/31:
2015	—%
2014	—
2013	—
2012	0.01
2011	0.02

(f)	The Fund had no matured senior loans subsequent to the fiscal year ended July 31, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	$12.68	$0.79	$(0.66)	$0.13	$(0.76)	$—	$(0.76)	$—		$—		$12.05	$10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—	*	12.68	12.40
2013	11.84	0.95	0.68	1.63	(1.04)	—	(1.04)	(0.01)		0.13		12.55	12.73
2012	11.96	1.13	(0.26)	0.87	(1.01)	—	(1.01)	—		0.02		11.84	12.09
2011	11.34	1.12	0.22	1.34	(0.79)	—	(0.79)	—		0.07		11.96	11.46

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		19.48	18.20
2013	19.49	1.61	0.49	2.10	(1.61)	(0.07)	(1.68)	—		—	*	19.91	19.89
2012	19.08	1.56	0.25	1.81	(1.40)	—	(1.40)	—		—		19.49	19.54
2011(f)	19.10	0.05	0.08	0.13	(0.11)	—	(0.11)	(0.04)		—		19.08	18.37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), an therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	0.89%
2014	0.71
2013	0.46
2012	0.47
2011	0.49

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	0.45%
2014	0.50
2013	0.50
2012	0.47
2011(f)	—

86	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(e)		Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(h)

1.03%	(6.74)%	$463,729	2.31%		6.41%		N/A	N/A	34%
7.54	3.91	487,784	2.07		6.16		N/A	N/A	55
15.27	14.42	482,204	1.71		7.73		N/A	N/A	72
8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85
12.77	5.20	364,883	1.75		9.19		1.56	9.38	101

1.87	(3.27)	188,031	1.78		6.43		N/A	N/A	31
6.59	0.16	196,613	1.88		6.52		N/A	N/A	45
11.17	10.77	201,031	1.80		8.12		N/A	N/A	82
9.96	14.77	195,165	1.75		8.25		N/A	N/A	62
0.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	—%
2014	—
2013	—
2012	0.01
2011	0.02

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	—%
2014	—
2013	—
2012	—
2011(f)	—

(f)	For the period May 25, 2011 (commencement of operations) through July 31, 2011.
(g)	Floating Rate Income Opportunity (JRO) had no matured senior loans subsequent to the fiscal year ended July 31, 2012. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

Credit Strategies Income (JQC)
Year Ended 7/31:
2015	$10.25	$0.62	$(0.43)	$0.19	$(0.56)	$—	$—	$(0.56)	$—	*	$9.88	$8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	—	(0.64)	—	*	10.25	9.05
2013(j)	9.88	0.42	0.29	0.71	(0.46)	—	—	(0.46)	—		10.13	10.03
Year Ended 12/31:
2012	9.18	0.78	0.72	1.50	(0.80)	—	—	(0.80)	—		9.88	9.65
2011	10.13	0.55	(0.72)	(0.17)	(0.79)	—	—	(0.79)	0.01		9.18	8.05
2010	9.00	0.53	1.29	1.82	(0.60)	—	(0.10)	(0.70)	0.01		10.13	8.80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Reverse Repurchase Agreements and Note 9 – Borrowing Arrangements, respectively.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

Credit Strategies Income (JQC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(i)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015	—%		0.66%
2014	—		0.52
2013(j)	—		0.55	***
Year Ended 12/31:
2012	—	**	0.58
2011	—	**	0.43
2010	—	**	0.40

88	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income Loss(f)		Expenses	Net Investment Income Loss(f)	Portfolio Turnover Rate(h)

1.82%	1.02%	$1,344,763	1.95%		6.16%		N/A	N/A	61%
7.74	(3.44)	1,396,303	1.77	(e)	5.84	(e)	N/A	N/A	65
7.32	8.80	1,380,261	1.77	***	7.22	***	N/A	N/A	44

16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
(1.70)	0.24	1,250,245	1.70		5.44		1.65%	5.49%	37
21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48

(e)	During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

Credit Strategies Income (JQC)	Expenses	Net Investment Income Loss
Year Ended 7/31:
2014	1.76%	5.85%

(f)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Year Ended 7/31:
2015	—%
2014	—
2013(j)	—
Year Ended 12/31:
2012	—	**
2011	—	**
2010	—	**

(g)	The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(i)	Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.
(j)	For the seven months ended July 31, 2013.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Borrowings and VRTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2015	$112,500	$2,622	$58,000	$262,188	$2.62
2014	112,000	2,706	58,000	270,640	2.71
2013	123,000	3,342	—	—	—
2012	100,000	3,319	—	—	—
2011	73,950	4,083	—	—	—

Floating Rate Income (JFR)
Year Ended 7/31:
2015	270,300	2,619	139,000	261,935	2.62
2014	269,000	2,702	139,000	270,241	2.70
2013	295,200	3,342	—	—	—
2012	249,200	3,296	—	—	—
2011	197,740	3,935	—	—	—

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2015	188,800	2,617	98,000	261,691	2.62
2014	188,000	2,706	98,000	270,554	2.71
2013	201,900	3,388	—	—	—
2012	159,900	3,314	—	—	—
2011	117,270	4,111	—	—	—

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2015	85,200	3,207	—	—	—
2014	85,000	3,313	—	—	—
2013	85,000	3,365	—	—	—
2012	85,000	3,296	—	—	—
2011(a)	—	—	—	—	—

Credit Strategies Income (JQC)
Year Ended 7/31:
2015	640,000	3,101	—	—	—
2014	606,000	3,304	—	—	—
2013(b)	561,000	3,460	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—
2011	517,000	3,418	—	—	—
2010	400,000	4,471	—	—	—

(a)	For the period May 25, 2011 (commencement of operations) through July 31, 2011.
(b)	For the seven months ended July 31, 2013.

See accompanying notes to financial statements.

90	Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL) (“Senior Income (NSL)”)

•	Nuveen Floating Rate Income Fund (JFR) (“Floating Rate Income (JFR)”)

•	Nuveen Floating Rate Income Opportunity Fund (JRO) (“Floating Rate Income Opportunity (JRO)”)

•	Nuveen Short Duration Credit Opportunities Fund (JSD) (“Short Duration Credit Opportunities (JSD)”)

•	Nuveen Credit Strategies Income Fund (JQC) (“Credit Strategies Income (JQC)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

Senior Income’s (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund’s investment in senior loans.

Floating Rate Income’s (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity’s (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities’ (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a

Nuveen Investments	91

Notes to Financial Statements (continued)

notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Credit Strategies Income’s (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have to earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$28,596,835	$58,425,163	$40,981,931	$9,029,014	$42,356,750

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees income” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

92	Nuveen Investments

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The exchange-traded funds in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Nuveen Investments	93

Notes to Financial Statements (continued)

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$377,436,580	$—	***	$377,436,580
Common Stocks**	1,004,436	3,476,754	—	***	4,481,190
$25 Par (or similar) Retail Preferred	—	43,450	—		43,450
Convertible Bonds	—	745,875	—		745,875
Corporate Bonds	—	50,871,941	—		50,871,941

Short-Term Investments:
Repurchase Agreements	—	39,279,324	—		39,279,324
Total	$1,004,436	$471,853,924	$—	***	$472,858,360
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$848,729,027	$—	***	$848,729,027
Common Stocks**	3,105,768	5,816,020	1		8,921,789
$25 Par (or similar) Retail Preferred	—	274,725	—		274,725
Convertible Bonds	—	1,625,250	—		1,625,250
Corporate Bonds	—	110,679,567	—		110,679,567
Asset-Backed Securities	—	41,288,750	—		41,288,750
Investment Companies	10,957,349	—	—		10,957,349

Short-Term Investments:
Repurchase Agreements	—	98,943,902	—		98,943,902
Total	$14,063,117	$1,107,357,241	$1		$1,121,420,359

94	Nuveen Investments

Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$599,891,325	$—	***	$599,891,325
Common Stocks**	2,440,531	5,240,398	1		7,680,930
$25 Par (or similar) Retail Preferred	—	86,900	—		86,900
Convertible Bonds	—	1,362,000	—		1,362,000
Corporate Bonds	—	87,600,966	—		87,600,966
Asset-Backed Securities	—	27,274,153	—		27,274,153

Short-Term Investments:
Repurchase Agreements	—	61,801,154	—		61,801,154
Total	$2,440,531	$783,256,896	$1		$785,697,428
Short Duration Credit Opportunities (JSD)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$231,177,243	$—		$231,177,243
Common Stocks**	—	1,053,349	—		1,053,349
Corporate Bonds	—	33,171,695	—		33,171,695

Short-Term Investments:
Repurchase Agreements	—	15,857,005	—		15,857,005

Investments in Derivatives:
Interest Rate Swaps****	—	(302,028)	—		(302,028)
Credit Default Swaps****	—	103,800	—		103,800
Total	$—	$281,061,064	$—		$281,061,064
Credit Strategies Income (JQC)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,544,473,982	$—		$1,544,473,982
Common Stocks**	71,156,206	18,016,233	—	***	89,172,439
Exchange-Traded Funds	10,530,347	—	—		10,530,347
Convertible Preferred Securities	5,865,000	—	—		5,865,000
Corporate Bonds	—	427,312,603	—		427,312,603

Short-Term Investments:
Repurchase Agreements	—	73,473,894	—		73,473,894
Total	$87,551,553	$2,063,276,712	$—	***	$2,150,828,265
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	95

Notes to Financial Statements (continued)

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$39,279,324	$(39,279,324)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	98,943,902	(98,943,902)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	61,801,154	(61,801,154)	—
Short Duration Credit Opportunities (JSD)	Fixed Income Clearing Corporation	15,857,005	(15,857,005)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	73,473,894	(73,473,894)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

96	Nuveen Investments

Reverse Repurchase Agreements

During the current fiscal period, Credit Strategies Income (JQC) invested in reverse repurchase agreements as a means of leverage. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Credit Strategies Income (JQC)	Societe Generale	1.43%	$(160,000,000)	4/15/20	$(160,000,000)	$160,194,265

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Credit Strategies Income (JQC)*
Average daily balance outstanding	$160,000,000
Weighted average interest rate	1.43%
*	For the period April 15, 2015 through July 31, 2015.

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase** Agreements	Collateral Pledged to Counterparty	Net Exposure
Societe Generale	$(160,194,265)	$160,194,265	$—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations

Nuveen Investments	97

Notes to Financial Statements (continued)

under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Funds employ through the use of bank borrowings and VRTP Shares, where applicable. During the current fiscal period, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Credit Strategies Income (JQC) unwound their respective swap contracts. Short Duration Credit Opportunities (JSD) began the reporting period with three swap contracts, one of which matured and another was unwound prior to the end of the reporting period.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Average notional amount of interest rate swap contracts outstanding*	$7,395,000	$19,774,000	$11,727,000	$28,000,000	$41,230,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for

98	Nuveen Investments

“Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$5,010,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Short Duration Credit Opportunities (JSD) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(302,028)
Credit	Swaps	Unrealized appreciation on credit default swaps, net**	137,022	—	—

Credit	Swaps	Unrealized appreciation on credit default swaps, net**	(33,222)	—	—
Total			$103,800		$(302,028)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts, as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	Morgan Stanley	$—	$(302,028)	$—	$(302,028)	$302,028	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	JPMorgan	$52,067	$(33,222)	$(33,222)	$18,845	$—	$18,845
	Citigroup	84,955	—	—	84,955	(84,955)	—
Total		$137,022	$(33,222)	$(33,222)	$103,800	$(84,955)	$18,845
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	99

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Senior Income (NSL)	Interest	Swaps	$(607,114)	$550,340
Floating Rate Income (JFR)	Interest	Swaps	$(1,623,403)	$1,471,592
Floating Rate Income Opportunity (JRO)	Interest	Swaps	$(962,762)	$872,730
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	$94,792	$58,315
	Interest	Swaps	(533,231)	(3,406)
Total			$(438,439)	$54,909
Credit Strategies Income (JQC)	Interest	Swaps	$(3,031,192)	$2,744,568

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

Each Fund has filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the current and prior fiscal periods were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares authorized	—	12,000,000	—	12,900,000	—	11,600,000
Common shares issued	—	—	—	22,610	—	43,186
Offering proceeds, net of offering costs	$—	$—	$—	$284,185	$—	$542,095

100	Nuveen Investments

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares authorized	1,000,000	1,000,000	13,600,000	13,600,000
Common shares issued	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—

As of the end of the reporting period, each Fund’s shelf offering registration statements are no longer current. Therefore, the Funds may not issue additional common shares under their Shelf Offering until a post-effective amendment to the registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their initial Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities during prior fiscal periods. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs and adjustments” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as “Shelf offering expenses” on the Statement of Operations, when applicable. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs and adjustments” on the Statement of Changes in Net Assets, when applicable.

Common Share Transactions

Transactions in common shares during the current and prior fiscal period were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares:
Sold through shelf offering	—	—	—	22,610	—	43,186
Issued to shareholders due to reinvestment of distributions	—	3,421	—	4,199	—	5,155
Repurchased and retired	—	—	—	—	—	—
Total	—	3,421	—	26,809	—	48,341

Weighted average common share:
Premium to NAV per shelf offering share sold	—%	—%	—%	1.46%	—%	1.34%
Price per share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%	—%	—%

Nuveen Investments	101

Notes to Financial Statements (continued)

	Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares repurchased and retired	—	—	(144,208)	(41,100)

Weighted average common share:
Price per share repurchased and retired	$—	$—	$8.57	$9.16
Discount per share repurchased and retired	—%	—%	13.77%	11.17%

Preferred Shares

Variable Rate Term Preferred Shares

During the current fiscal period, the following Funds have issued and outstanding Variable Rate Term Preferred (“VRTP”) Shares, with a $100,000 liquidation value per share. VRTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VRTP Shares outstanding, at liquidation value, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value
Senior Income (NSL)	C-4	580	$58,000,000
Floating Rate Income (JFR)	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)	C-4	980	$98,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares are subject to redemption at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Term Redemption Date and Premium Expiration Date for each Fund’s VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation value of VRTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation value of VRTP Shares outstanding	$58,000,000	$139,000,000	$98,000,000
Annualized dividend rate	1.74%	1.74%	1.74%

VRTP Shares generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation (par) value so long as the fixed “spread” on the VRTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VRTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VRTP Shares is recorded as a liability and is recognized as “Variable Rate Term Preferred (“VRTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

102	Nuveen Investments

Dividends on the VRTP Shares (which are treated as interest payments for financial reporting purposes) are set monthly. Unpaid dividends on VRTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VRTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in VRTP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2014
	Series	Shares	Amount
Senior Income (NSL)
VRTP Shares issued	C-4	580	$58,000,000
Floating Rate Income (JFR)
VRTP Shares issued	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)
VRTP Shares issued	C-4	980	$98,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$161,729,023	$354,288,727	$257,062,074	$91,566,022	$1,371,152,412
Sales and maturities	149,331,097	340,696,618	252,289,123	83,880,569	1,173,597,533

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for Senior Income (NSL)). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	103

Notes to Financial Statements (continued)

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$483,583,400	$1,147,780,502	$802,435,869	$285,085,474	$2,200,306,734
Gross unrealized:
Appreciation	$6,124,765	$13,821,037	$10,369,082	$3,200,419	$23,367,147
Depreciation	(16,849,805)	(40,181,180)	(27,107,523)	(7,026,601)	(72,845,616)
Net unrealized appreciation (depreciation) of investments	$(10,725,040)	$(26,360,143)	$(16,738,441)	$(3,826,182)	$(49,478,469)

Permanent differences, primarily due to investments in passive foreign investment companies, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$(232,301)	$(474,565)	$(345,656)	$—	$(12,513)
Undistributed (Over-distribution of) net investment income	87,810	466,805	361,663	(347,506)	341,450
Accumulated net realized gain (loss)	144,491	7,760	(16,007)	347,506	(328,937)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$1,096,876	$3,336,165	$2,802,683	$545,659	$10,999,738
Undistributed net long-term capital gains	—	—	—	93,282	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015 .

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,229,072	$42,132,251	$30,789,389	$11,750,710	$74,666,039
Distributions from net long-term capital gains[3]	—	—	—	379,786	—

2014	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,878,566	$43,668,950	$31,713,135	$14,693,598	$90,269,865
Distributions from net long-term capital gains	—	—	—	2,729,856	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2015.

104	Nuveen Investments

As of July 31, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Expiration:
July 31, 2016	$—	$—	$—	$150,054,972
July 31, 2017	6,925,213	9,819,992	503,687	289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	8,513,146
Not subject to expiration	1,336,134	640,703	87,932	—
Total	$37,525,806	$77,480,909	$46,924,462	$447,711,833

During the Funds’ tax year ended July 31, 2015, Credit Strategies Income (JQC) utilized $21,840,374 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Credit Strategies Income (JQC)
Post-October capital losses[4]	$1,608,573
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Fund’s tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL)
For the first $1 billion	0.6500%
For the next $1 billion	0.6375
For the next $3 billion	0.6250
For the next $5 billion	0.6000
For managed assets over $10 billion	0.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
For the first $500 million	0.6500%	0.6500%	0.6800%
For the next $500 million	0.6250	0.6375	0.6500
For the next $500 million	0.6000	0.6250	0.6300
For the next $500 million	0.5750	0.6125	0.6050
For managed assets over $2 billion	0.5500	0.6000	0.5800

Nuveen Investments	105

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2015, the complex-level fee rate for these Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

The Funds have entered into borrowing arrangements (“Borrowings”) as a means of leverage.

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a credit agreement with an affiliate of Citibank N.A. through February 1, 2016. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$127,000,000	$307,000,000	$214,000,000

106	Nuveen Investments

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$112,500,000	$270,300,000	$188,800,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$112,327,397	$269,851,233	$188,523,836
Average annual interest rate	1.01%	1.00%	1.01%

Interest charged on these Borrowings is based on the Citibank Principal Office Base Rate plus 0.75% per annum drawn fee on the amount borrowed and 0.15% per annum on the undrawn balance of the maximum commitment amount.

During the current fiscal period, each Fund incurred a 0.15% amendment fee on its maximum commitment amount.

Short Duration Credit Opportunities (JSD)

During the period August 1, 2014 through August 7, 2014, the Fund had entered into a 364-day revolving line of credit, (“Original Borrowings”) renewable annually, with Bank of America, N.A. (“Bank of America”). On August 7, 2014, the Fund terminated its Original Borrowings with Bank of America. Interest was charged on the Original Borrowings at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum or if the 1-Month LIBOR were to become unavailable, at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 1.00%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrued (a) 0.25% per annum on the undrawn balance of the maximum commitment amount and (b) a 0.10% amendment fee based on the maximum commitment amount on the Original Borrowings through August 7, 2014.

The Fund’s maximum commitment amount under its Original Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$95,000,000

On August 7, 2014, the Fund entered into a 364-day revolving line of credit (“Current Borrowings”) with its custodian bank.

The Fund’s maximum commitment amount under its Current Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$95,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$85,200,000

Nuveen Investments	107

Notes to Financial Statements (continued)

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$85,132,055
Average annual interest rate	0.87%

Interest is charged on the Current Borrowings at a rate per annum equal to the Overnight LIBOR plus 0.75% or if LIBOR were to become unavailable, the Federal Funds Rate plus 0.75%. The Fund also accrues an upfront fee of 0.10% per annum on the maximum commitment amount of the Current Borrowings and a 0.10% per annum on the undrawn portion of the Current Borrowings of the maximum commitment amount.

Subsequent to the reporting period, on August 6, 2015, Short Duration Credit Opportunities (JSD) renewed its Borrowings with its custodian bank through September 3, 2015. On September 4, 2015, the Fund renewed its Borrowings through October 5, 2015. The Fund accrues a 0.10% amendment fee based on the maximum commitment amount of the Borrowings for each renewal.

Credit Strategies Income (JQC)

During the period August 1, 2014 through April 15, 2015, the Fund was entered into a 364-day revolving line of credit, (“Original Borrowings”) renewable annually, with Bank of America, N.A. (“Bank of America”). On April 15, 2015, the Fund terminated its Original Borrowings with Bank of America. Interest was charged on the Original Borrowings at the 1-Month LIBOR plus 0.95% per annum or if the 1-Month LIBOR were to become unavailable, at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” or (c) one minus the Eurodollar Reserve Percentage plus 1.00%. The Fund also accrued (a) 0.25% per annum on the undrawn balance of the maximum commitment amount (b) a 0.10% amendment fee based on the maximum commitment amount on the Original Borrowings and (c) a 0.02% arrangement fee.

The Fund’s maximum commitment amount under its Original Borrowings was as follows:

Credit Strategies Income (JQC)
Maximum commitment amount	$630,000,000

During the period April 15, 2015 through July 31, 2015, the Fund entered into a 364-day revolving line of credit (“Current Borrowings”) with Societe Generale.

The Fund’s maximum commitment amount under its Current Borrowings is as follows:

Credit Strategies Income (JQC)
Maximum commitment amount	$640,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$640,000,000

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$609,810,411
Average annual interest rate	1.22%

108	Nuveen Investments

Interest is charged on the Current Borrowings at the 3-Month LIBOR plus 1.15% per annum or at a rate per annum equal to the greater of (a) the Federal Funds Rate plus 0.50%, or (b) the rate of interest in effect for such day as publicly announced from time to time by Societe Generale as its “prime rate.”

Other Borrowings Information

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

10. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures

Nuveen Investments	109

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schneider, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JQC
% QDI	0%
% DRD	1%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2015:

	NSL	JFR	JRO	JSD	JQC
% of Interest-Related Dividends	94%	76%	78%	93%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	—	—	—	—	144,208

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

110	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■	Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	111

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

112	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management

Nuveen Investments	113

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

114	Nuveen Investments

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014,

Nuveen Investments	115

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Short Duration Credit Opportunities Fund (the “Short Duration Credit Opportunities Fund”), which did not exist for part of the foregoing time frame). The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Senior Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the first quartile in the three- and five-year periods and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

For Nuveen Floating Rate Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the first quartile in the three- and five-year periods and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

116	Nuveen Investments

For Nuveen Floating Rate Income Opportunity Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the first quartile in the three- and five-year periods and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

For the Short Duration Credit Opportunities Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and second quartile in the three-year period and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three-year period.

For Nuveen Credit Strategies Income Fund, the Board noted that the Fund ranked in the first quartile in the one-, three-, and five-year periods and outperformed its benchmark in each of such periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Funds each had a net management fee and net expense ratio below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of

Nuveen Investments	117

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

118	Nuveen Investments

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments	119

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

120	Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		194

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		194

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		194

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		194

Nuveen Investments	121

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		194

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		194

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I		194

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		194

122	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ THOMAS S. SCHREIER, JR.(2)

Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).

1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		195

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		88

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015) previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		195

Nuveen Investments	123

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		195

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		195

■ SHERRI A. HLAVACEK

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		195

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		195

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		195

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		195

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		195

124	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		195

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	125

Notes

126	Nuveen Investments

Notes

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-A-0715D        10412-INV-Y-09/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Floating Rate Income Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2015	$28,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2014	$29,500	$5,500	$0	$18,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2015	$0	$0	$0	$0
July 31, 2014	$18,000	$0	$0	$18,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients. These are merely guidelines and specific situations may call for a vote which does not follow the guidelines. In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines). Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients. For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions. However, when Symphony has discretion, proxies will generally be voted the same way for all Clients. In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship. As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•	Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock. Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•	An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•	Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients. Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee. The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted. For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy. Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies. A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•	Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•	Scott Caraher, Portfolio Manager

Gunther Stein is Chief Investment Officer and Chief Executive Office at Symphony. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies. Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Gunther Stein as of 7/31/15
(a) Registered Investment Companies
Number of accounts	19
Assets	$6.802 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	5
Assets	$975 million
Performance fee accounts
Number of accounts	30
Assets	$7.341 billion
(c) Other
Non-performance fee accounts
Number of accounts	8
Assets	$404 million
Performance fee accounts
Number of accounts	3
Assets	$379 million

Scott Caraher as of 7/31/15
(a) Registered Investment Companies
Number of accounts	7
Assets	$3.325 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	16
Assets	$7.168 billion
Performance fee accounts
Number of accounts	0
Assets	$0
(c) Other
Non-performance fee accounts
Number of accounts	7
Assets	$384 million
Performance fee accounts
Number of accounts	0
Assets	$0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony.

Item 8(a)(4).	OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
Gunther Stein			X
Scott Caraher			X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2015